                                                                   EXHIBIT 10(L)
                                 LOAN AGREEMENT

     This Loan Agreement is made on the 12th day of June, 1997, between OLD KENT BANK, a Michigan banking corporation (the "Bank"), One Vandenberg Center, Grand Rapids, Michigan 49503, and RIVIERA TOOL COMPANY, a Michigan corporation ("Borrower"), 5460 Executive Parkway, Grand Rapids, Michigan 49512.

                                   RECITALS:

     A. The Borrower has requested the Bank to extend the credit facilities described below, the proceeds of which will be used by the Borrower in its business as set forth in this Agreement.

     B. The Bank is willing to extend the credit facilities on the terms and subject to the conditions set forth in this Agreement.

     The parties agree as follows:

SECTION 1 - DEFINITIONS

     As used in this Agreement, unless the context otherwise requires, the following terms have the following meanings:

     1.1 "Affiliate" means (a) any person, corporation, partnership, limited partnership or other legal entity who at any time during which any indebtedness of the Borrower to the Bank under this Agreement remains outstanding owns ten percent (10%) or more of the Borrower's outstanding capital stock, and (b) any corporation, partnership, limited partnership or other legal entity of which the Borrower owns ten percent (10%) or more of the outstanding voting power. Notwithstanding the foregoing, Motor Wheel Corporation, an Ohio corporation ("Motor Wheel"), shall not be an Affiliate.

     1.2 "Agreement" means this Loan Agreement, as now and hereafter amended.

     1.3 "Asset Sale" means the sale, transfer or other disposition by the Borrower outside the ordinary course of the Borrower's business (including, without limitation, (a) transfer or other disposition by way of merger or consolidation, (b) sale-leaseback, or (c) a transaction that is the equivalent of a mortgage or pledge), in any transaction or group of transactions that are part of a common plan (collectively, a "sale"), of any asset or interest therein to any person or entity.

     1.4 "Business Day" means any day, excluding (a) Saturday, (b) Sunday, and
(c) any day that (i) is a legal holiday under the laws of the State of Michigan, or (ii) is a day on which banking institutions located in Michigan are authorized or required by law or other governmental action to close.

     1.5 "Capitalized Lease Obligation" means any obligation of the Borrower to pay future rentals under a lease which, in accordance with GAAP, is required to be shown as a liability on the balance sheet of the Borrower.

     1.6 "Capital Expenditure" means an expenditure of the Borrower that could constitute a capital expenditure under GAAP or the Internal Revenue Code of 1986, as amended.

     1.7 "Collateral" means all of the real and personal property now or hereafter serving as security for the obligations of the Borrower to the Bank, as described in Section 5 below.

     1.8 "Contamination" or "Contaminated" means, when used with reference to any real or personal property, that a Hazardous Substance is present on or in the property in any amount or level.

     1.9 "Current Assets" and "Current Liabilities" mean, at any time, all assets or liabilities, respectively, that, in accordance with GAAP, should be classified as current assets or current liabilities, respectively, on a balance sheet of the Borrower.

     1.10 "Debt Service" means, for any period, the current portion of the Borrower's long-term debt plus interest expense.

     1.11 "EBITDA" means, for any period, Borrower's earnings before interest, taxes, depreciation and amortization.

     1.12 "Eligible Accounts Receivable" means the aggregate of the Borrower's accounts receivable from any source other than: (a) accounts receivable which remain unpaid for more than 120 days (180 days with written approval from the Bank) from the earlier of the original invoice date or the date of shipment of the goods that gave rise to the accounts receivable; (b) accounts receivable with respect to which the account debtor is an officer, employee or agent of Borrower; (c) accounts receivable which arise under arrangements known as a sale and return or guaranteed sale, a sale on consignment, approval, or C.O.D., or on such other terms by reason of which the payment by the account debtor may be conditional; (d) accounts receivable with respect to which the account debtor is located outside the continental United States or Canada and not supported by credit insurance or letter of credit; (e) accounts receivable with respect to which the account debtor is the United States or any department, agency or instrumentality of the United States, any state of the United States or any city, town, municipality or division thereof; (f) accounts receivable with respect to which the account debtor is an Affiliate with the exception of Hayes Wheels International, Inc.; (g) accounts receivable with respect to which Borrower is or may become liable to the account debtor thereof for goods or services rendered or loans made by such account debtor to Borrower; (h) accounts receivable which are due more than thirty (30) days after the date the invoice is issued (not due date), i.e., accounts receivable which arise from a "dated invoice"; (i) accounts receivable with respect to which the Bank reasonably believes the collateral value thereof to be impaired or with respect to which the Borrower has received notice of an inability of the account debtor to pay its debts as they mature; (j) accounts receivable which are not owned by the Borrower or which are subject to any prior security interest or claim in favor of a person other than the Bank; and (k) unless otherwise approved by the Bank in writing, accounts receivable where 25% or more of the total receivable balance remains unpaid for more than 120 days (180 days with written approval from the Bank) from the earlier of the original invoice date or the date of shipment of the goods that gave rise to the account receivable.

     1.13 "ERISA" means the Employee Retirement Income Security Act of 1974, as now and hereafter amended, together with all regulations issued pursuant thereto.

     1.14 "Environmental Laws" means all applicable laws, ordinances, rules, regulations, and orders that regulate or are intended to protect public health or the environment, or that establish liability for the investigation, removal, or clean up of, or damage caused by any Contamination including, without limitation, any law, ordinance, rule, regulation, or order that regulates, or prescribes requirements for, air quality, water quality, or the disposition, transportation, or management of waste materials or toxic substances.

     1.15 "Five (5)-Year Treasury Rate" means, with respect to a Loan made pursuant to this Agreement as to which interest is to be calculated with reference to the Five (5)-Year Treasury Rate, the yield (as quoted in the Wall Street Journal or comparable source) on United States Treasury bills, notes or bonds having maturities of five (5) years (or as nearly so as possible) from the Interest Rate Determination Date. The Five (5)-Year Treasury Rate, as so determined, will be fixed when calculating the interest rate on the Loan with respect to which it applies until the date of maturity of such Loan.

     1.16 "Funding Date" means a Business Day on which the Borrower has requested in accordance with this Agreement that a Loan advance be made hereunder.

     1.17 "GAAP" means generally accepted accounting principles as in existence on the date of this Agreement, consistently applied.

     1.18 "Hazardous Substances" means any substance or waste which is (a) included in the definition of "hazardous substance" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 USC Sec. 9601, et seq,; (b) included in the definition of "hazardous substance" in the Michigan Environmental Response Act, MCLA Sec. 299.601, et seq.; (c) included in the definition of "hazardous waste" in the Resource Conservation and

Recovery Act, 42 USC Sec. 6901, et seq.; or (d) included in the definition of the same or any similar term found within any local, state or federal law, statute, rule, or regulation, including, without limitation, asbestos and polychlorinated biphenyls.

     1.19 "Indebtedness" means indebtedness for borrowed money, indebtedness representing the deferred purchase price of property or services (excluding indebtedness under normal trade credit for property or services purchased in the normal course of operations), obligations under notes payable or drafts accepted representing extensions of credit, indebtedness (whether or not assumed) secured by mortgages, security interests, or other liens on property owned by the Borrower, and any Capitalized Lease Obligation; deferred rent payable under the lease listed on Schedule 7.10 to this Agreement shall not constitute Indebtedness.

     1.20 "Interest Rate Determination Date" means, with respect to a T-Bill Rate Loan or a T-Bill Rate Advance, the second Business Day prior to the Funding Date of a T-Bill Rate Loan or a T-Bill Rate Advance.

     1.21 "Liabilities" means all Indebtedness that, in accordance with GAAP, is required to be classified as liabilities on a balance sheet of the Borrower.

     1.22 "Loan Documents" means this Agreement, the Notes evidencing the Borrower's indebtedness to the Bank incurred pursuant to this Agreement, each and every Security Agreement pursuant to which the Bank holds a lien or security interest for the Borrower's indebtedness to the Bank incurred pursuant to this Agreement and each and every other document evidencing, securing or otherwise relating to the Borrower's indebtedness to the Bank incurred pursuant to this Agreement, and all amendments or modifications to or replacements of any of the foregoing.

     1.23 "Material Adverse Effect" means any material adverse effect whatsoever upon (a) the validity, performance, or enforceability of any Loan Document, (b) the properties, contracts, business operations, profits, or condition (financial or otherwise) of the Borrower, or (c) the ability of the Borrower to fulfill its obligations under the Loan Documents.

     1.24 "Net Income" means, with respect to the Borrower for any period, the net income (or loss) of the Borrower for such period taken as a single accounting period determined in conformity with GAAP; provided that there shall be excluded therefrom any after-tax gains or losses attributable to Asset Sales to the extent such gains or losses exceed $250,000 in the aggregate during the four fiscal quarters immediately preceding the date of measurement.

     1.25 "Note" means any form of promissory note executed and delivered by the Borrower pursuant to this Agreement, together with any renewals, extensions, or modifications thereof, including without limitation each of the forms of Promissory Note attached hereto as

Exhibits A - C.

     1.26 "Ordinary Course" means, with respect to the Borrower, any activity performed in accordance with the Borrower's historical and customary practices.

     1.27 "Permitted Liens" means (a) security interests, mortgages, and liens in favor of the Bank; (b) liens for taxes not delinquent or, in a jurisdiction where payment of taxes is deferred during the period of any contest, being contested in good faith by appropriate proceedings as prescribed by law, with adequate reserves therefor being set aside on the Borrower's books; (c) inchoate materialmens', mechanics', workmens', repairmens', or other like liens arising in the Ordinary Course of business and, in each case, not delinquent;
(d) leases permitted under Section 7.10 of this Agreement; (e) the pledge of the proceeds of a policy of insurance on the life of Kenneth K. Rieth and certain proceeds that may recovered from the litigation referred to in Schedule
2.5 to this Agreement made pursuant to the Settlement and Forbearance Agreement dated March 3, 1997, among the Borrower, Kenneth K. Rieth, individually, and NBD Bank, N.A. (the "Settlement and Forbearance Agreement"); and (f) liens securing any Indebtedness of the Borrower to third parties permitted under
Section 7.9(b) of this Agreement, but only to the extent such liens encumber only the machinery or equipment acquired by the Borrower with the proceeds of such Indebtedness to third parties.

     1.28 "Plan" means an employee pension benefit plan with respect to which the Borrower or any Affiliate is an "employer" or "party in interest," as those terms are defined in ERISA.

     1.29 "Prime Rate" means the variable rate of interest announced publicly from time to time by the Bank to be its prime commercial lending rate. Reference to the Prime Rate will not be affected by the fact that the Bank may make loans at different rates from time to time with respect to the class of loans for which the Prime Rate is established. Any interest rate under this Agreement determined by reference to the Prime Rate shall be fully-floating, and any change in any of the interest rates chargeable hereunder resulting from a change in the Prime Rate will become effective on the day on which each change in the Prime Rate is effective.

     1.30 "Prime Rate Advance" means any advance made by the Bank bearing interest at rates determined by reference to the Prime Rate as provided in
Section 4.

     1.31 "Six (6)-Year Treasury Rate" means, with respect to a Loan or Loan advance made pursuant to this Agreement as to which interest is to be calculated with reference to the Six (6)-Year Treasury Rate, the yield (as quoted in the Wall Street Journal or comparable source) on United States Treasury bills, notes or bonds having maturities of six (6) years (or as nearly so as possible) from the Interest Rate Determination Date. The Six (6)-Year Treasury Rate, as so determined, will be fixed when calculating the interest rate on the Loan or Loan advance with respect to which it applies until the date of maturity of such Loan or Loan advance.

     1.32 "Stockholders' Equity" means, at any time, the sum of the following accounts set forth in a balance sheet of the Borrower, prepared in accordance with GAAP: (a) the par or stated value of all outstanding capital stock; (b) capital surplus; and (c) retained earnings.

     1.33 "Tangible Net Worth" means, at any time, Stockholders' Equity, less the sum of: (a) goodwill, including any amounts, however designated on a balance sheet of the Borrower, representing the excess of the purchase price paid for assets or stock acquired over the value assigned thereto on the books of the Borrower; (b) patents, trademarks, trade names, and copyrights; (c) loans and advances to, or amounts otherwise due from, the Borrower's stockholders, directors, officers, or employees or any of them to the extent the sum of such loans and advances exceeds $50,000; and (d) other intangible assets.

     1.34 "T-Bill Rate Loan" and "T-Bill Rate Advance" mean a Loan or Loan advance bearing interest at the Five (5)-Year Treasury Rate or the Six (6)-Year Treasury Rate.

     1.35 "To Borrower's Knowledge" means the actual knowledge, after due inquiry, of Kenneth K. Rieth or Peter C. Canepa, and their respective successors in office.

     1.36 "Work in Process Inventory" means "work in process", as that term is customarily used in the tool and die industry. In any event, Work in Process Inventory shall include "Contracts in Process" and shall not include "Inventories", as such asset categories historically have been identified on the Borrower's balance sheet.

     1.37 "Working Capital" means Current Assets minus Current Liabilities.

SECTION 2 - WARRANTIES AND REPRESENTATIONS

     To induce the Bank to enter into this Agreement and to make the Loans, the Borrower represents and warrants to the Bank that the following statements are true, correct and accurate both before and after giving effect to the transactions contemplated by the Loan Documents:

     2.1 The Borrower is a corporation duly organized, validly existing, and in good standing under the laws of the State of Michigan. The Borrower is duly qualified and authorized to do business, and is in good standing as a foreign corporation, in all jurisdictions in which the failure to be so qualified or authorized to do business would have a Material Adverse Effect.

     2.2 The Borrower has all requisite corporate power and authority and all necessary licenses and permits to own and operate its properties and to carry on its business as now conducted and as it contemplates that business to be conducted in the future. The Borrower is in compliance with all laws, rules, and regulations, the non-compliance with which would have a Material Adverse Effect.

     2.3 All financial statements of the Borrower that have been delivered to the Bank, including the internally prepared financial statements for the period ending March 31, 1997, have been prepared in accordance with GAAP and present fairly the financial position of the Borrower as of the dates indicated, and the results of its operations for the periods indicated. No changes having a Material Adverse Effect have occurred since the date of the most recent of such financial statements. Except as expressly set forth in such financial statements, the Borrower has no material contingent liability or liability for taxes, long-term lease or unusual forward or long-term commitment.

     2.4 Neither this Agreement nor the financial statements referred to in
Section 2.3 above, nor any other written statement furnished by or on behalf of the Borrower to the Bank in connection with the negotiation of the Loans provided for herein, contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained therein or herein not misleading. To Borrower's Knowledge, there is no fact that the Borrower has not disclosed to the Bank in writing that has, or in the future is likely to have, a Material Adverse Effect.

     2.5 Except as disclosed on Schedule 2.5 to this Agreement, there are no proceedings pending, or to Borrower's Knowledge threatened, before any court, governmental authority, or arbitration board or tribunal, against or affecting the Borrower, the outcome of which may reasonably be expected to have a Material Adverse Effect. The Borrower is not in default with respect to any order, judgment, or decree of any court, governmental authority, or arbitration board or tribunal.

     2.6 All of the outstanding capital stock of the Borrower is validly issued, fully paid and nonassessable.

     2.7 The Borrower has good and marketable title to all of the assets that it purports to own, including the assets described in the financial statements referred to in Section 2.3 hereof, free and clear from all liens, encumbrances, security interests, claims, charges, and restrictions whatever, except Permitted Liens. The Borrower owns no real property. All real property leased by the Borrower is suitable for its current intended purposes and is served by such utilities and has such access to public roadways and other transportation structures and systems as are necessary for the proper and efficient use, operation and maintenance thereof. The Borrower enjoys peaceful and undisturbed possession under all real property leases to which it is a party, and all such leases are valid and subsisting and in full force and effect and no default (nor any event which, with notice or lapse of time or both, would constitute such a default) has occurred or is continuing under any of such leases on the part of the Borrower or, to Borrower's Knowledge, on the part of the landlord. There have been no renewals or extensions of or supplements, modifications or amendments to any of such leases except as previously disclosed in writing to the Bank.

     2.8 The Borrower owns and controls all of the patents, trademarks, service marks, trade names, copyrights, licenses, and rights necessary for the present and planned future conduct of its business, without any conflict with the right of any other person, firm, or corporation.

     2.9 The Borrower has full corporate power and authority to execute, deliver, and perform the Loan Documents; the execution, delivery, and performance of the Loan Documents required to be given hereunder by the Borrower have been duly authorized by appropriate corporate action of the Borrower and will not violate the provisions of the articles of incorporation or bylaws of the Borrower or of any law, rule, judgment, order, agreement, or instrument to which the Borrower is a party or by which it is bound, or to which any of its assets are subject, nor do the same require any approval or consent of any public authority or other third party; and the Loan Documents have been duly executed and delivered by, and are the valid and binding obligations of, the parties thereto, enforceable in accordance with their terms.

     2.10 All tax returns required to be filed by the Borrower in any jurisdiction have been filed, and all taxes, assessments, fees, and other governmental charges upon the Borrower or upon its assets, income, or franchises have been paid before the time that those taxes became delinquent. The Borrower knows of no proposed additional tax assessment against it.

     2.11 The Borrower has no investments in the securities of any other corporation or business entity. The Borrower does not intend to carry or purchase any "margin security" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, 12 C.F.R. Chapter II.

     2.12 Attached hereto as Schedule 2.12 is a list of all Plans. No Plan has been terminated since the effective date of ERISA. No Plan is a "multi-employer plan" within the meaning of Section 3(37)(A) of ERISA. No "accumulated deficiency" (within the meaning of Section 412 of ERISA) or "reportable event" (as defined in Title IV of ERISA) has occurred with respect to any Plan. Neither the Borrower nor any Affiliate has incurred any material liability to the Pension Benefit Guaranty Corporation ("PBGC") or otherwise under ERISA. The PBGC has not started or threatened to institute a proceeding against the Borrower or any Affiliate under ERISA.

     2.13 All of the Borrower's assets, operations and activities are in compliance with all Environmental Laws; and none of the Borrower's property is
(a) in violation of Environmental Laws, (b) Contaminated by, or the site of, the disposal or release of any Hazardous Substance; (c) the source of any Contamination of any adjacent property or of any groundwater or surface water; or (d) the source of any air emissions in excess of any legal limit now or hereafter in effect. There is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation or deficiency, investigation, proceeding, notice or demand letter pending or, to Borrower's Knowledge, threatened against the Borrower under any Environmental Law which could reasonably be expected to result in a fine, penalty or other cost or expense.

     2.14 The execution, delivery and performance by the Borrower of each Loan Document, the issuance, delivery and performance of the Notes, and the consummation of the transactions contemplated hereby or related hereto do not and will not (a) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any contractual obligation of the Borrower, (b) result in or require the creation or imposition of any lien (other than liens in favor of the Bank) upon any of its properties or assets, or (c) require any approval of stockholders that has not been obtained or any approval or consent of any person under any actual or purported contractual obligation of the Borrower.

     2.15 The Borrower is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any actual or purported contractual obligation of the Borrower, and no condition exists that, with the giving of notice or the lapse of time or both, would constitute such a default, which default could have a Material Adverse Effect.

SECTION 3 - THE LOANS

     3.1 Subject to the terms and conditions of this Agreement and the other Loan Documents, and so long as there shall not have occurred any Event of Default as defined in Section 9 hereof, or any event which with the giving of notice or lapse of time, or both, would constitute an Event of Default, the Bank shall extend to the Borrower the following loans:

          (a) Revolving Line of Credit Loan (the "Revolving L/C Loan")

              Loan Maximum: $10,000,000

              Availability: At no time shall the outstanding balance of the
                            Revolving L/C Loan exceed the lesser of (1) the Loan Maximum, or (2) the sum of (a) 85% of Eligible Accounts Receivable plus (b) the lesser of
                            (i) $3,500,000, or (ii) 40% of the Work in Process Inventory.

              Payments:     To be repaid in accordance with a Promissory Note
                            substantially in the form attached to this Agreement as Exhibit A (the "Revolving L/C Loan
                            Note"). All payments shall made by automatically debiting an account maintained by the Borrower at the Bank and specified by the Borrower in writing to be used for such purpose.

           Interest Rate:   As set forth in Section 4 below.
           Unused Fee:      The Borrower shall pay the Bank an annual
                            fee in an amount equal to one-quarter ( 1/4) of one (1) percentage point (i.e., 25 basis points) of the amount by which $10,000,000 exceeds the average outstanding principal balance of the Revolving L/C Loan during the twelve (12)-month period beginning September 1, 1997, and ending
                            August 31, 1998. For the period beginning on the date of this Agreement and ending August 31, 1997, and for the period beginning September 1, 1998, and ending January 1, 1999 (each such period is referred to as a "Stub Period"), the Borrower shall pay the Bank a fee in an amount equal to (1) the product obtained by multiplying one-quarter ( 1/4) of one (1) percentage point (i.e., 25 basis points) by the amount by which $10,000,000 exceeds the average outstanding principal balance of the Revolving L/C Loan during the relevant Stub Period multiplied by (2) a fraction, the numerator of which shall be equal to the number of days in the relevant Stub Period and the denominator of which shall be 360.

           Maturity:        January 1, 1999.

           Purpose:         General Working Capital.

     (b)   Existing Equipment Term Loan (the "Existing Equipment Term Loan")

           Loan Maximum:    $3,250,000

           Payments:        To be repaid in accordance with a Promissory Note
                            substantially in the form attached to this Agreement as Exhibit B (the "Existing Equipment
                            Term Loan Note"). All payments shall made by automatically debiting an account maintained by the Borrower at the Bank and specified by the Borrower in writing to be used for such purpose.

           Interest:        As set forth in Section 4 below.

           Maturity:        The fifth anniversary of the date of the Existing
                            Equipment Term Loan Note.

           Purpose:         Refinance existing term debt.

       (c) Non-Revolving Equipment Line of Credit Loan (the "Non-Revolving Equipment L/C Loan")

           Loan Maximum:    $4,000,000.

           Payments:        To be repaid in accordance with a Promissory Note
                            substantially in the form attached to this Agreement as Exhibit C (the "Non-Revolving
                            Equipment L/C Loan Note"). All payments shall made by automatically debiting an account maintained by the Borrower at the Bank and specified by the Borrower in writing to be used for such purpose.

           Interest:        As set forth in Section 4 below.

           Maturity:        As provided in the Non-Revolving Equipment L/C Loan
                            Note.

           Purpose:         Finance future equipment purchases.

     3.2 The Revolving L/C Loan, the Existing Equipment Term Loan, and the Non-Revolving Equipment L/C Loan may each be referred to in this Agreement as a "Loan", and are collectively referred to in this Agreement as the "Loans", and the Revolving L/C Loan Note, the Existing Equipment Term Loan Note, the Non-Revolving Equipment L/C Note may each be referred to in this Agreement as a "Note", and are collectively referred to in this Agreement as the "Notes".
Each of the Loans is subject to the terms and conditions contained in this Agreement and all of the other Loan Documents.

SECTION 4 - INTEREST RATES AND ADVANCE PROCEDURES

     4.1 The Loans shall bear interest through maturity (whether by acceleration or otherwise) as follows:

     (a) The Revolving L/C Loan shall bear interest at the Prime Rate plus 25 basis points.

     (b) The Existing Equipment Term Loan shall bear interest at the Prime Rate plus 25 basis points; provided, however, that so long as there is no Event of Default under this Agreement, the Borrower shall have the option to change the interest rate applicable to the Existing Equipment Loan to the rate of interest that is equal to the Five (5)-Year Treasury Rate on the Interest Rate Determination Date plus 275 basis points. The Borrower shall exercise such right by giving the Bank written notification of the Borrower's election to change the rate of interest applicable to the Existing Equipment Term Loan; the change in such applicable rate of interest shall become effective two (2) Business Days after the delivery of such written notice to the Bank. The Five
(5)-Year Treasury Rate, as determined by the Bank, shall, absent manifest error, be final, conclusive and binding upon all parties. The Bank shall promptly give notice thereof (in writing or by telephone confirmed in writing) to the Borrower. The Borrower shall have no right to change the interest rate on the Existing Equipment Term Loan from a rate of interest that is based on the Five (5)-Year Treasury Rate to a rate of interest that is based on the Prime Rate.

     (c) The Non-Revolving Equipment L/C Loan shall bear interest at the Prime Rate plus 25 basis points; provided, however, that so long as there is no Event of Default under this Agreement, the Borrower shall have the option to change the interest rate applicable to the Non-Revolving Equipment L/C Loan, or to any advance of such Loan, to the rate of interest that is equal to the Six (6)-Year Treasury Rate on the Interest Rate Determination Date plus 275 basis points. The Borrower shall exercise such right by giving the Bank written notification of the Borrower's election to change the rate of interest applicable to the Non-Revolving Equipment L/C Loan, or to any advance of such Loan; the change in such applicable rate of interest shall become effective two (2) Business Days after the delivery of such written notice to the Bank. The Six (6)-Year Treasury Rate, as determined by the Bank, shall, absent manifest error, be final, conclusive and binding upon all parties. The Bank shall promptly give notice thereof (in writing or by telephone confirmed in writing) to the Borrower The Borrower shall have no right to change the interest rate on the Non-Revolving Equipment L/C Loan or any advance of such Loan, from a rate of interest that is based on the Six (6)-Year Treasury Rate to a rate of interest that is based on the Prime Rate.

     4.2 The Borrower shall give the Bank notice of its request for each Loan advance (each a "Notice of Borrowing") not later than 12:00 noon, Grand Rapids, Michigan time, on the date such advance is requested to be made. The Notice of Borrowing shall (a) state whether the advance is requested under the Revolving L/C Loan, the Existing Equipment Term Loan, or the Non-Revolving Equipment L/C Loan, and (b) specify, in the case of the Existing Equipment Term Loan and any advances to be made under the Non-Revolving Equipment L/C Loan, the interest rate option chosen with respect to such Loan or Loan advance. Subject to the terms and conditions of this Agreement, the proceeds of each such requested advance shall be made available to the Borrower by depositing the proceeds thereof, in immediately available funds, in an account maintained and designated by Borrower at an office of the Bank.

     4.3 Except in the case of the initial Loan advances, for which the applicable basis for determining the rate of interest must have been provided in writing to the Bank not less than three Business Days prior to such advances, and subject to the terms and conditions of this Agreement, the applicable basis for determining the rate of interest with respect to advances under the Existing Equipment Term Loan and the Non-Revolving Equipment L/C Loan shall be selected by the Borrower at the time a Notice of Borrowing is given pursuant to Section 4.2.

     4.4 Unless otherwise requested in writing by the Borrower, the interest rate on all Loans shall be determined with reference to the Prime Rate.

     4.5 Notwithstanding anything to the contrary contained in the Loan Documents, following acceleration or maturity of any Indebtedness evidenced by a Note, the outstanding principal balance of such Loan will bear interest at the rate of 300 basis points above the rate that would otherwise be in effect.

     4.6 The Borrower may prepay any part of the principal balance of a Prime Rate Advance at any time, without prior notice to the Bank and without prepayment penalty or premium. The Borrower may prepay all or any part of the principal balance of a T-Bill Rate Advance on one (1) Business Day's notice provided that, in addition to all principal, interest and costs owing at the time of prepayment, there shall be due and owing from the Borrower a prepayment premium in an amount equal to:

     (a) Five percent (5%) of the principal amount paid, if the T-Bill Rate Advance is paid more than 48 months prior to its scheduled maturity;

     (b) Four percent (4%) of the principal amount paid, if the T-Bill Rate Advance is paid more than 36 months but less than 49 months prior to its scheduled maturity;

     (c) Three percent (3%) of the principal amount paid, if the T-Bill Rate Advance is paid more than 24 months but less than 37 months prior to its scheduled maturity;

     (d) Two percent (2%) of the principal amount paid, if the T-Bill Rate Advance is paid more than 12 months but less than 25 months prior to its scheduled maturity; and

     (e) One percent (1%) of the principal amount paid, if the T-Bill Rate Advance is paid 12 months, or less, prior to its scheduled maturity.

     Notwithstanding the foregoing, the Borrower shall not be obligated to pay a prepayment premium if the Indebtedness evidenced by a Note is prepaid after acceleration by the Bank.

     4.7 Any amounts applied to the outstanding principal of a T-Bill Rate Advance prior to its maturity or acceleration shall be deemed to be a prepayment of principal to which the prepayment notice and premium provisions of this Agreement shall apply. Prior to maturity or acceleration of any Indebtedness under this Agreement, amounts repaid by the Borrower shall be applied to the outstanding indebtedness under this Agreement as designated by the Borrower. If, prior to maturity or acceleration of any Indebtedness under this Agreement, the Borrower fails to designate how Loan repayments should be applied, the Loan repayments automatically shall be applied first to interest, then to Prime Rate Advances principal, and then to T-Bill Rate Advances principal. Any Loan repayments received by the Bank after maturity or acceleration of any Indebtedness under this Agreement may be applied by the Bank in any manner determined by the Bank, in its sole discretion.

     4.8 Interest on advances shall be computed on the basis of a 360-day year and the actual number of days elapsed in the period during which it accrues.
In computing interest on any advance, the date of the making of the advance shall be included and the date payment is received shall be excluded; provided that if an advance is repaid on the same day on which it is made, one day's interest shall be paid on that advance.

     4.9 The Borrower acknowledges that the Bank shall at no time ever be obligated pursuant to this Agreement to advance to the Borrower more than (a) a total of $3,250,000 under the Existing Equipment Term Loan, and (b) a total of $4,000,000 under the Non-Revolving Equipment L/C Loan, and that the Existing Equipment Term Loan and the Non-Revolving Equipment L/C Loan are not revolving Loans. Once repaid, amounts borrowed under the Existing Equipment Term Loan and the Non-Revolving Equipment L/C Loan may not be reborrowed.

     4.10 Subject to the terms and conditions of this Agreement, amounts borrowed under the Revolving L/C Loan may be repaid and reborrowed.

SECTION 5 - SECURITY

     5.1 Without limiting the terms and conditions of any of the Loan Documents, to secure payment of all obligations and indebtedness of the Borrower to the Bank under this Agreement and all other indebtedness and obligations now and hereafter owing by the Borrower to the Bank, the Borrower shall execute and deliver to the Bank:

     (a) security agreements, in form and substance satisfactory to the Bank, granting to the Bank valid first security interests in all accounts receivable, machinery, equipment, inventory, furniture and trade fixtures of the Borrower, and all additions thereto and substitutions, increments, proceeds and products thereof;

         (b) an assignment of a policy of life insurance on the life of Kenneth
K. Rieth in the amount of $3,000,000 (such life insurance policy shall be acceptable in form and substance to the Bank and shall be issued by a life insurance company approved by the Bank); and

         (c) all financing statements, assignments, document of title, and other documents, agreements, and instruments as the Bank may reasonably request in connection with the creation, perfection and priority of any security described above.

     5.2 To further secure payment of the Loans and all of the Borrower's liabilities and obligations to the Bank, the Borrower grants to the Bank a continuing security interest in (a) all securities and other property of the Borrower in the custody, possession or control of the Bank (other than property held by the Bank solely in a fiduciary capacity) and (b) all balances of deposit accounts of the Borrower with the Bank. The Bank shall have the right at any time after an Event of Default, or any event which with the giving of notice or lapse of time, or both, would constitute an Event of Default, to apply its own debt or liability to the Borrower in whole or partial payment of such Loans or other present or future liabilities, without any requirement of mutual maturity.

     5.3 Any of the Borrower's other property in which the Bank has a security interest to secure payment of any other debt, whether absolute, contingent, direct or indirect, including the Borrower's guaranties of the debts of others, shall also secure payment of and be part of the collateral for the Loans.

SECTION 6 - AFFIRMATIVE COVENANTS

     From the date hereof and until the Bank has no further obligation to extend Loans hereunder and all Loans provided for under this Agreement have been fully paid, the Borrower shall:

     6.1 Furnish to the Bank whatever information, books, and records the Bank may reasonably request, including at a minimum:

         (a) within 90 days after the end of each of the Borrower's fiscal years, beginning with its fiscal year ending August 31, 1997, an audited financial report prepared in accordance with GAAP by independent certified public accountants satisfactory to the Bank, containing the Borrower's balance sheet as of the end of that year, its related profit and loss, and a statement of shareholder's equity for that year, its statement of cash flows for that year, together with any management letter prepared by those certified public accountants, and such comments and financial details as are customarily included in reports of like character and the unqualified opinion of the certified public accountants as to the fairness of the statements therein, and together with such written assurances as the Bank may reasonably request from the Borrower's independent certified public accountants to confirm the Bank's entitlement to rely upon such audited financial report and accompanying materials;
         (b) within 21 days after the end of each calendar month, beginning with June 30, 1997, a financial report, the accuracy of which is certified to by the President or the Chief Financial Officer of the Borrower, prepared in accordance with GAAP, containing the Borrower's balance sheet as of the end of such period and its income statement showing the results of its operations for the portion of its fiscal year then elapsed;

         (c) weekly compliance reports in the form attached as Exhibit "D" to this Agreement, due no later than Monday for the week ending the preceding Friday, the accuracy of which is certified to by the Chief Financial Officer of the Borrower;

         (d) monthly work in process reports, due no later than the 7th day of each month for the preceding month, the accuracy of which is certified to by the Chief Financial Officer of the Borrower; and

         (e) within 30 days after the end of each fiscal quarter, beginning with August 31, 1997, a certificate executed by the Chief Financial Officer of the Borrower stating whether all of the financial covenants contained in this Agreement are satisfied, showing the calculations for making such determinations, and otherwise in a form acceptable to Bank.

     6.2 Promptly inform the Bank of any occurrence that is an Event of Default as defined in Section 9 hereof or that, with the giving of notice or the lapse of time, or both, would be an Event of Default and of any other occurrence which has a Material Adverse Effect; grant to the Bank or its representatives the right to examine its books and records or the Collateral at any reasonable time or times; maintain complete and accurate books and records of its transactions in accordance with good accounting practices; and furnish to the Bank any information that it may reasonably request concerning the Borrower's financial affairs within 10 days after receipt of a request for that information.

     6.3 Maintain insurance, including, but not limited to, fire and extended coverage insurance, workers' compensation insurance, and casualty and liability insurance with responsible insurance companies on such of its properties and against such risks and in such amounts as is customarily maintained by similar businesses; furnish to the Bank upon its request the details with respect to that insurance and satisfactory evidence of that insurance coverage; and, within 30 days after receipt of a written request from the Bank, obtain any additional insurance that the Bank may reasonably request. Each insurance policy required under this Section shall be so written or endorsed as to make losses, if any, payable to the Borrower and the Bank as their respective interests may appear and shall include, where appropriate, a mortgage clause or endorsement in favor of the Bank in form and substance satisfactory to the Bank.

     6.4 Pay and discharge, as often as the same may become due and payable, all taxes, assessments and other governmental monetary obligations, of whatever nature, that may be levied or assessed against it or any of its properties, unless and to the extent only that in a jurisdiction where payment of taxes and assessments is abated during the period of any contest, those taxes or assessments shall be contested in good faith by appropriate proceedings and that the Borrower shall have set aside on its books adequate reserves with respect to those taxes and assessments.

     6.5 Pay and perform at the time such payment or performance is due, all indebtedness and obligations owing by it, and pay all claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable, except any indebtedness, obligation or claim being contested in good faith by appropriate proceedings and for which the Borrower shall have set aside on its books adequate reserves with respect to such indebtedness, obligation or claim.

     6.6 Maintain its corporate existence in good standing in the State of Michigan and its qualification in good standing in every other jurisdiction in which the failure to be so qualified or authorized to do business would have a Material Adverse Effect; continue to conduct and operate its business substantially as presently conducted and operated; and comply with all governmental laws, rules, regulations, and orders applicable to it, the failure to comply with which would or may have a Material Adverse Effect.

     6.7 Act prudently and in accordance with customary industry standards in managing or operating its assets, properties, business, and investments; and keep in good working order and condition, ordinary wear and tear excepted, all of its assets and properties that are necessary to the conduct of its business.

     6.8 Maintain Tangible Net Worth (the applicable amount for each date of determination being referred to herein as the "Minimum Net Worth") of:

         (a) not less than $10,800,000 for the period beginning on the date of this Agreement and ending on August 30, 1997;

         (b) not less than $11,500,000 for the period beginning on August 31, 1997 and ending on August 30, 1998;

         (c) not less than $12,250,000 for the period beginning on August 31, 1998 and ending on August 30, 1999; and

          (d) not less than $13,000,000 for the period beginning August 31, 1999 and ending August 30, 2000.

     6.9  Maintain Working Capital of not less than $7,500,000.

     6.10 Maintain a ratio of total Liabilities to Tangible Net Worth of not more than 1.3:1.

     6.11 Maintain a ratio of EBITDA to Debt Service for the trailing 12-month period of not less than 1.5:1.

     6.12 Maintain all of its commercial deposit accounts with the Bank.

     6.13 Comply in all material respects with the requirements of ERISA, including, without limitation, all provisions regarding minimum funding requirements and requirements as to plan termination insurance; furnish to the Bank, upon the Bank's request, a copy of each annual report and annual return, as well as all schedules and attachments required to be filed with the Department of Labor or the Internal Revenue Service pursuant to ERISA in connection with each of its Plans for each Plan year; notify the Bank immediately of any fact, including, but not limited to, any "reportable event" (as defined in Title IV of ERISA) arising in connection with any of its Plans, that might be grounds for termination thereof by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer the Plan, together with a statement, if requested by the Bank, as to the reason therefor and the action, if any, proposed to be taken with respect thereto; and furnish to the Bank, upon its request, any additional information concerning any of its Plans that the Bank may reasonably request.

     6.14 Notify the Bank in writing within 10 days after receipt whenever the Borrower receives written notice of (a) the commencement of formal proceedings or any investigation by a federal or state environmental agency against the Borrower regarding the Borrower's compliance with Environmental Laws, or (b) any other judicial or administrative proceeding or litigation commenced by or against the Borrower, or (c) any other potential liability or claim regarding the Borrower's compliance with Environmental Laws, in each case, as a possible result of which (i) the loss by, or liability of, the Borrower could exceed $100,000, or (ii) the operations of the Borrower could be materially affected.

     6.15 Promptly provide to the Bank copies of any correspondence received by the Borrower from any governmental authority regarding any alleged violation of law by the Borrower that could have a Material Adverse Effect.

     6.16 At all times preserve, renew and keep in full force and effect the rights, licenses, permits, franchises, agency agreements, trade names, patents, trademarks, copyrights, licenses and service marks, the loss of which could have a Material Adverse Effect.

     6.17 Permit representatives of the Bank, during the Bank's normal business hours, to enter the Borrower's premises, review the Borrower's business records, and interview the Borrower's employees as reasonably required by the Bank to conduct periodic audits of the Borrower's business and the Borrower's compliance with its obligations under this Agreement.

SECTION 7 - NEGATIVE COVENANTS

     From the date hereof and until all Loans provided for under this Agreement are fully paid and the Bank has no further obligation to extend loans hereunder, the Borrower agrees that it will not, without the prior written consent of the Bank, which may not be unreasonably withheld:

     7.1 Create or permit to exist any lien, mortgage, pledge, attachment, garnishment, execution, or other legal process, or encumbrance on any of its assets to any party, except Permitted Liens.

     7.2 Sell, lease, transfer or otherwise dispose of any asset (including, without limitation, (a) transfer or other disposition by way of merger or consolidation, (b) sale-leaseback, or (c) a transaction that is the equivalent of a mortgage or pledge), except in the Ordinary Course of its business as conducted on the date of this Agreement.

     7.3 Guarantee, endorse, assume, or otherwise incur or suffer to exist any contingent liability in respect of, any obligation of any other person, firm, or corporation, except (a) by the endorsement of negotiable instruments for deposit or collection in the Ordinary Course of business, and (b) as disclosed on Schedule 2.5 to this Agreement and in connection with the Settlement and Forbearance Agreement (defined in Section 1.27).

     7.4 Purchase or otherwise acquire all, or substantially all, of the assets, obligations, or capital stock of or any other interest in any other person, firm, or corporation.

     7.5 Purchase or acquire any securities of, or make any liens or advances to, or investments in, any person, firm or corporation, except obligations of the United States Government, open market commercial paper rated one of the top two ratings by a rating agency of recognized standing, or certificates of deposit in insured financial institutions.

     7.6 Purchase, retire, redeem, or otherwise acquire any of its shares of capital stock or declare or pay dividends or make any other distribution of its assets, by reduction of capital or otherwise; provided, however, that the Borrower may take the actions described in clauses (a), (b), (c) and (d) below without the Bank's consent if such actions will not cause the Borrower to be in breach of any other covenant, term or provision of the Loan Documents: (a) declare and pay stock (i.e., non-cash) dividends; and (b) pay an amount not to exceed $50,000 in connection with the redemption in July 1997 of the Borrower's 8% cumulative preferred stock; (c) exercise its option to purchase up to 730,000 shares of the Borrower's issued and outstanding common stock owned by Motor Wheel pursuant to a Stock Option Agreement dated October 31, 1996, between Riviera Holding Company and Motor Wheel (the interest of Riviera Holding Company under such Stock Option Agreement having been assigned to the Borrower), and pay all sums, not to exceed $3 million, that may be required to consummate such purchase, but only to the extent that the purchase price for such stock is paid from equity contributions to the Borrower, in the form of cash, made after the date of this Agreement for the express purpose of funding the purchase price of such stock to be acquired from Motor Wheel; and (d) use not more than $250,000 of the Borrower's operating cash to purchase up to 125,000 shares of the Borrower's issued and outstanding common stock from NBD Bank; to the extent the purchase price for any such stock acquired by the Borrower from NBD Bank exceeds $250,000, the Borrower must use equity contributions to the Borrower, in the form of cash, made after the date of this Agreement for the express purpose of funding the purchase price of such stock to be acquired from NBD Bank.

     7.7 Subordinate any indebtedness owing to the Borrower by any person, firm, or corporation to indebtedness of that person, firm, or corporation owing to any other person, firm, or corporation.

     7.8 Engage, directly or indirectly, in any line of business other than the lines of business presently engaged in by the Borrower or a line of business related thereto.

     7.9 Issue, incur, assume, or permit to remain outstanding any Indebtedness, other than Indebtedness (a) owing to the Bank, and (b) owing to others in connection with the Borrower's acquisition of machinery or equipment; provided, however, that Indebtedness to others shall be permitted under clause
(b) of this Section 7.9 only if (i) such Indebtedness was incurred by the Borrower after the date of this Agreement, and (ii) prior to incurring such Indebtedness, the Borrower submitted to the Bank a written description of the economic terms of the proposed financing transaction and the Bank failed, within two Business Days after receipt of such written description, to agree to offer such financing to the Borrower on equivalent or better terms from the Borrower's perspective, and (iii) the proposed financing transaction thereafter was consummated on the terms set forth in the written description thereof submitted by the Borrower to the Bank, and (iv) the incurrence of such Indebtedness by the Borrower will not cause a breach of any other provision of this Agreement.

     7.10 Use or acquire the use or possession of any real or personal property from any person under any lease or lease arrangement, except (i) leases or lease arrangements in existence as of the date of this Agreement and identified in Schedule 7.10 to this Agreement, (ii) any financing leases authorized in
Section 7.9, and (iii) any other lease which (a) has a term of less than 7 years, and (b) provides for less than $250,000 in total payments by the Borrower during each year of the term thereof. The Borrower shall from time to time provide to the Bank copies of any leases entered into by the Borrower, together with any amendments thereto, upon request of the Bank.

     7.11 Become a contributing employer with respect to a multi-employer employee benefit plan within the meaning of Section 3(37)(A) of ERISA (29 U.S.C. Section 1002), as amended, by Section 302 of the Multi-Employer Pension Plan Amendments Act of 1980; or establish for any of its employees any employee benefit plan that has, or may in the future incur, any unfunded past service liability.

     7.12 Change its fiscal year or method of accounting except as required by GAAP, as hereafter modified.

     7.13 Change its name without prior written approval from the Bank; except that the Borrower may change its name if the Borrower has given 60 days' prior written notice of the name change and has taken such action as the Bank deems necessary to continue the perfection of the security interests and liens granted to the Bank under the Loan Documents.

SECTION 8 - APPLICATION OF PROCEEDS

     The proceeds of each Loan shall be used by the Borrower solely for the purpose set forth for such Loan in Section 3, and for no other purpose.

SECTION 9 - EVENTS OF DEFAULT AND REMEDIES

     9.1 The following events shall constitute an "Event of Default" under this Agreement, the occurrence of which shall entitle the Bank to pursue any and all rights and remedies available to it under this Agreement, the Notes, the other Loan Documents, and under applicable law. The Bank's rights and remedies are cumulative and may be exercised concurrently or successively from time to time. Any action by the Bank against any property or party shall not serve to release or discharge any other security, property or party in connection with this transaction. The Events of Default are as follows:

          (a) Failure to pay the principal or interest on any loan provided for under this Agreement when and as the same shall be due and payable, whether by acceleration or otherwise, provided in each case that such default has not been cured prior to the expiration of 10 days following the date of personal delivery or mailing of written notice of such default to the Borrower.

          (b) Failure to pay the principal or interest on any other indebtedness now or hereafter owed by the Borrower to the Bank as the same shall be due and payable, whether by acceleration or otherwise, provided in each case that such default has not been cured prior to the expiration of 10 days following the date of personal delivery or mailing of written notice of such default to the Borrower.

     (c) Failure to observe, perform and comply with any of the Borrower's obligations under any Loan Document or failure to observe, perform and comply with any of the Borrower's other obligations under any other document that evidences, secures or otherwise relates to indebtedness of the Borrower to the Bank, whether arising under this Agreement or otherwise, and failure to observe, perform and comply with any and all other agreements between the Borrower and the Bank to be observed, performed or complied with by the Borrower; provided that such default has not been cured prior to the expiration of 20 days following the date of personal delivery or mailing of written notice of such default.

     (d) Failure to pay any Indebtedness or trade debt of the Borrower to any third party (i) when due upon agreed upon terms, unless a grace period applies or the Borrower satisfies the conditions described in 9.1(d)(iii) below, (ii) upon the expiration of an applicable grace period, unless the Borrower satisfies the conditions described in 9.1(d)(iii), or (iii) provided that the payment of such Indebtedness or trade debt is being contested in good faith by appropriate proceedings, and the Borrower shall have set aside on its books adequate reserves with respect to such Indebtedness or debt, at the time that a final non-appealable decision is rendered in such proceedings.

     (e) The discovery by the Bank of any material inaccuracy in any statement, assurance, representation, covenant, warranty, term or condition by the Borrower contained in this Agreement or in any document delivered or to be delivered by or on behalf of the Borrower pursuant to this Agreement, or in any other Loan Document, or in any other agreement between the Borrower and the Bank.

     (f) The filing of a petition by or against the Borrower or any other obligor of any Loan seeking relief under the Federal Bankruptcy Code, 11 U.S.C.
Section 101, et seq., and any amendments thereto (the "Code"), or any similar law or regulation, whether federal, state or local, not dismissed within 30 days.

     (g) The commencement of a proceeding by or against the Borrower or other obligor of a Loan under any statute or other law providing for an assignment for the benefit of creditors, the appointment of a receiver, or any other similar law or regulation, whether federal, state or local, not dismissed within 30 days.

     (h) The garnishment, attachment, levy or other similar action taken by or on behalf of any creditor of the Borrower or any of its properties which could have a Material

Adverse Effect.

         (i) The determination by the Bank or any one of its agents or representatives that there exists any Hazardous Substances in violation of any Environmental Laws on, in or under any of the collateral in which the Bank holds an interest as security for any loan made pursuant to this Agreement.

     9.2 Upon the occurrence of any Event of Default set forth in subsections 9.1(a) through 9.1(i) above, at the option of the Bank, the Bank's obligation to make additional loan advances under this Agreement shall terminate and the Bank shall have the right to declare all or any part of the unpaid principal balance of, and accrued interest on, outstanding loans hereunder to be immediately due and payable, without presentment, demand, or notice of any kind, all of which are hereby expressly waived by the Borrower.

     9.3 Upon the occurrence of any Event of Default set forth in subsections 9.1(a) through 9.1(i) above, the Bank shall have the right to exercise any and all remedies that it may have for default under any Loan Document or at law or in equity, and such remedies may be exercised concurrently or separately until each and every one of the Borrower's obligations under the Loan Documents has been fully satisfied. In connection with the enforcement of any such remedies of the Bank, the Bank and its employees, attorneys, agents, and other persons and entities designated by the Bank, shall have the right, without notice, to enter the Borrower's plant and other places of business for such purposes as may be reasonably required to permit the Bank to preserve, protect, take possession of and/or sell or otherwise dispose of any Collateral, and to store the Collateral at the Borrower's plant and other places of business, without charge, for such periods as may be determined by the Bank.

SECTION 10 - CONDITIONS PRECEDENT TO ADVANCES UNDER THE LOANS.

     In addition to the other conditions precedent to advances described in this Agreement, each Loan advance requested under this Agreement shall be subject to prior satisfaction of the following conditions:

     10.1 The representations and warranties contained herein and in the other Loan Documents shall be true, correct and accurate in all material respects on and as of the Funding Date of such requested advance.

     10.2 No event shall have occurred and be continuing or would result from the consummation of such borrowing or the application of the proceeds thereof that would constitute a default, or any circumstance with which the passing of time or the giving of notice could constitute a default, under this Agreement or any Loan Document.

     10.3 The Borrower shall have performed in all material respects all agreements and satisfied all conditions that this Agreement and each other Loan Document provides shall be performed by it on or before such Funding Date.

     10.4 No order, judgment or decree of any court, arbitrator or governmental authority shall purport to enjoin or restrain the Bank from making such advance.

     10.5 There shall not be pending or, to Borrower's Knowledge threatened, any action, suit, proceeding, governmental investigation or arbitration against or affecting the Borrower or any property of the Borrower (other than as disclosed in Schedule 2.5 attached hereto), and there shall have occurred no development in any such action, suit, proceeding, governmental investigation or arbitration previously disclosed to the Bank pursuant to this Agreement, that, in the opinion of the Bank, would in any such case, reasonably be expected to have a Material Adverse Effect upon the Borrower. No injunction or other restraining order shall have been issued and no hearing to cause an injunction or other restraining order shall be pending or noticed with respect to any action, suit or proceeding seeking to enjoin or otherwise prevent the consummation of, or to recover any damages or obtain relief as a result of, this Agreement or the making of Loans hereunder.

     10.6 Since the date of the most recent financial statements submitted to the Bank by or on behalf of the Borrower, nothing shall have occurred or become known which the Bank shall have determined has a Material Adverse Effect upon the Borrower.

     10.7 The Bank shall have received a Notice of Borrowing at the time and in form required by Section 4.2 above. The furnishing by the Borrower of a Notice of Borrowing shall be deemed to constitute a representation and warranty of the Borrower to the effect that all the conditions set forth in this Agreement for the requested advance are satisfied as of the date of delivery and will be satisfied on the applicable Funding Date.

SECTION 11 - LIMITATION ON NON-REVOLVING EQUIPMENT L/C LOAN ADVANCES.

     Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, the Non-Revolving Equipment L/C Loan is subject to the following additional terms and conditions:

     11.1 The principal amount of each Non-Revolving Equipment L/C Loan advance shall not exceed an amount equal to eighty percent (80%) of the Borrower's actual cost for the equipment that will be purchased with the proceeds of such advance (excluding tax, insurance, delivery and set-up charges, the cost of maintenance contracts, and any other costs not paid or payable by the Borrower to the equipment manufacturer as a direct cost of acquiring the equipment).

     11.2 The proceeds of each Non-Revolving Equipment L/C Loan advance shall be advanced by the Bank to the Borrower only after (i) receipt by the Bank of such security agreements and financing statements (or supplements or amendments thereto) covering the equipment, duly executed by the Borrower, (ii) receipt by the Bank of such other documents as the Bank may reasonably require to create and perfect its security interest therein, together with such evidence as the Bank may reasonably require in order to establish the cost of such equipment to the Borrower and that the equipment is completed and ready for shipment to the Borrower, and (iii) the Borrower's compliance with the conditions described in
Section 10 above.

SECTION 12 - ACCEPTANCE OF PROCEEDS.

     The acceptance of the proceeds of each Loan shall constitute the representation and warranty by the Borrower to the Bank that all of the applicable conditions specified herein have been satisfied as of that time, except for such conditions that have been expressly waived in writing hereunder by the Bank.

SECTION 13 - MISCELLANEOUS

     13.1 The Borrower shall pay all out-of-pocket expenses incurred by the Bank in connection with making and collecting the Loans and enforcing the Loan Documents, including, but not limited to, reasonable attorneys' fees relating to (a) the enforcement, or attempted enforcement, of any provision of any of the Loan Documents, (b) the collection of any of the Loans, and (c) the foreclosure of any security interests or other liens given with respect thereto. Notwithstanding the foregoing, the Borrower shall not be obligated to pay more than $5,000 in attorneys' fees incurred by the Bank in connection with making the Loans (as contrasted with collecting the Loans, foreclosing the liens and security interests securing the Loans, and otherwise enforcing or attempting to enforce the Loan Documents, as to which the Borrower shall be obligated to pay all reasonable attorneys' fees and other costs incurred by the Bank, in addition to reimbursing the Bank for reasonable attorneys' fees, not to exceed $5,000, in connection with making the Loans).

     13.2 The Borrower acknowledges that the Bank has and shall have the right, upon an Event of Default, or any event which with the giving of notice or lapse of time, or both, would constitute an Event of Default, to set off any indebtedness from time to time owing to the Borrower by the Bank, including any indebtedness represented by any account maintained with the Bank by the Borrower, against any indebtedness that shall at any time be due and payable by the Borrower to the Bank.

     13.3 Each and every right granted to the Bank hereunder or under any other document delivered hereunder, or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time. No failure on the part of the Bank to exercise, and no delay in exercising, any right shall operate as a waiver thereof or as a waiver of any other right. No single or partial exercise by the Bank of any right or remedy shall preclude any other future exercise of it or the exercise of any other right or remedy. No waiver or indulgence by the Bank of any default shall be effective unless in writing and signed by the Bank, nor shall a waiver on one occasion be construed as a bar to or waiver of that right on any future occasion. This Agreement may not be amended except by a writing signed by all the parties hereto.

     13.4 The relationship between the Borrower and the Bank is solely that of borrower and lender. The Bank has no fiduciary responsibilities to the Borrower as a result of this Loan Agreement, the Loan Documents or the consummation of the transactions contemplated hereby or thereby. The Bank does not undertake any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower's business or operations. The Borrower shall rely entirely upon its own judgment with respect to its business, and any review, inspection, supervision, or information supplied to the Borrower by the Bank is for the protection of the Bank and neither the Borrower nor any third party is entitled to rely thereon.

     13.5 This Agreement is made in the State of Michigan. The validity of this Agreement, and the validity of any documents incorporated herein or executed in connection herewith, and the construction, interpretation and enforcement thereof, and the rights of the parties thereto, shall be determined under and construed in accordance with the internal laws of the State of Michigan, without regard to principles of conflicts of law.

     13.6 Any and all notices or other communications required or permitted under this Agreement shall be in writing, and shall be served either personally or by certified United States mail with postage thereon full prepaid addressed to the Borrower as:

          Riviera Tool Company
          5460 Executive Parkway
          Grand Rapids, Michigan 49512
          Attention:  Kenneth K. Rieth, President

     and to the Bank as:

          Old Kent Bank
          One Vandenberg Center
          Grand Rapids, MI  49503
          Attention:  Gilbert A. Segovia, Vice President

or such other place or places as any party shall designate by written notice served upon other parties.

     13.7 This Agreement shall be binding upon and shall inure to the benefit of the Borrower and the Bank and their respective successors and assigns; provided, however, the Borrower may not assign, transfer, hypothecate or otherwise dispose of its rights hereunder or in connection herewith or any interest herein (voluntarily, by operation of law, as security, by gift or otherwise) without the prior written consent of the Bank, which consent may be withheld in the sole discretion of the Bank. There are no third party beneficiaries of this Agreement. The Bank may assign, negotiate, pledge or otherwise hypothecate all or any portion of this Agreement, or grant participations herein and in the Loan Documents, or in any of its rights or security hereunder or thereunder, including, without limitation, the instruments securing the Borrower's obligations hereunder, provided, however, that the Bank promptly will inform the Borrower of any such assignment, negotiation, pledge or other hypothecation and of the parties involved therewith and, provided further, that no such assignment, negotiation, pledge or other hypothecation by the Bank will relieve the Bank of its obligation under this Agreement. In connection with any assignment or participation, the Bank may disclose to the proposed assignee or participant any information that the Borrower is required to deliver to the Bank pursuant to this Agreement. Notwithstanding the foregoing, the Bank shall not assign all or any portion of its right or interest under the Loan Documents to NBD Bank or any person who is a successor in interest to NBD Bank. The Borrower acknowledges that the Bank has granted a participation in the Revolving L/C Loan and the Existing Equipment Term Loan to be made pursuant to this Agreement, and in all related Loan Documents, to Norwest Bank Minnesota, National Association, and the Borrower consents thereto.

     13.8 The Borrower waives and releases any and all right that it may have to require that the Bank marshal any of the collateral in which it holds an interest as security for a loan made pursuant to this Agreement. The Borrower shall upon the request of the Bank promptly execute and deliver to the Bank a written statement, in form and substance reasonably satisfactory to the Bank, identifying all of the collateral in which the Bank holds an interest as security for a loan made pursuant to this Agreement. The Bank may file or record such written statements in the appropriate public records as determined by the Bank in its sole and absolute discretion.

     13.9 Upon any change in generally accepted accounting principles that, if reflected in the financial statements or covenants required or established in this Agreement, would have a material effect on such statements or covenants, either party may request that the parties enter into negotiations to amend the financial covenants or other terms of this Agreement so as to equitably reflect such changes with the desired result that the criteria for evaluating the Borrower's financial condition shall be the same after such changes as if the changes had not been made.

     13.10 Should any part, term or provision of this Agreement, or of any documents incorporated herein or executed in connection herewith, be determined by the courts to be illegal, unenforceable or in conflict with any law of the State of Michigan, federal law or any other applicable law, the validity and enforceability of the remaining portions or provisions of such document(s) shall not be affected thereby.

     13.11 The Borrower shall execute any and all additional or supplemental documentation, and provide such further assistance and assurances as the Bank may reasonably require, to give full effect to the terms, conditions and intentions of this Agreement.

     13.12 Time is of the essence with respect to all provisions of this Agreement.

     13.13 The headings in this Agreement have been inserted for convenience only and shall not affect the meaning or interpretation of this Agreement.

     13.14 This Agreement may be executed in one or more counterparts, each of which shall be considered an original and all of which shall constitute the same instrument.

     13.15 This Agreement contains the entire agreement of the parties hereto with respect to the subject matter hereof. The parties hereto shall not be bound by any other different, additional or further agreements or understandings except as consented to in writing by them.

     13.16 The Recitals are incorporated into and form a part of this Agreement.

     13.17 The Bank and the Borrower, after consulting or having had the opportunity to consult with counsel, knowingly, voluntarily and intentionally waive any right either of them may have to a trial by jury in any litigation based upon or arising out of this Agreement or any related instrument or agreement or any of the transactions contemplated by this Agreement or any course of conduct, dealing, statements (whether oral or written), or actions of either of them. Neither the Bank nor the Borrower shall seek to consolidate, by counterclaim or otherwise, any such action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived. These provisions shall not be deemed to have been modified in any respect or relinquished by either the Bank or Borrower except by a written instrument executed by both of them.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


WITNESSES:



  /s/ Peter C. Canepa              RIVIERA TOOL COMPANY
  -------------------


  /s/ Stuart F. Cheney             By:   /s/ Kenneth K. Rieth
  --------------------                -----------------------------
                                           Kenneth R. Rieth, President




  /s/ Peter C. Canepa              OLD KENT BANK
  -------------------


  /s/ Stuart F. Cheney             By:   /s/ Gilbert A. Segovia
  --------------------                -----------------------------
                                              Gilbert A. Segovia, Vice President

      THIS NOTE HAS BEEN EXECUTED AND DELIVERED PURSUANT TO A LOAN AGREEMENT BETWEEN THE BANK AND THE BORROWER. REFERENCE IS MADE TO SUCH LOAN AGREEMENT FOR, AMONG OTHER THINGS, A STATEMENT OF THE OCCURRENCES WHICH MAY CONSTITUTE AN EVENT OF DEFAULT UNDER THIS NOTE.

                          EXHIBIT A TO LOAN AGREEMENT

                       REVOLVING LINE OF CREDIT LOAN NOTE


$10,000,000                                                       June 12, 1997

     For value received, RIVIERA TOOL COMPANY, a Michigan corporation (the "Borrower"), promises to pay to the order of OLD KENT BANK, a Michigan banking corporation (the "Bank"), the principal sum of TEN MILLION AND NO/100 DOLLARS ($10,000,000), or such lesser sum as may have been advanced with respect to the loan evidenced by this Note by the Bank to the Borrower pursuant to a certain Loan Agreement dated June 12, 1997 (such Loan Agreement, together with all amendments, renewals and replacements thereof, if any, is referred to as the "Loan Agreement"), plus interest on the outstanding principal indebtedness evidenced hereby from time to time at a rate per annum which, except during default, is equal to the Prime Rate (as defined in the Loan Agreement) plus 25 basis points from time to time on all principal indebtedness evidenced by this Note. Interest shall be calculated in accordance with the Loan Agreement.

     Following maturity or acceleration of the indebtedness evidenced by this Note, the interest rate on the entire principal balance of this Note shall be 300 basis points higher than the interest rate otherwise in effect. In addition, if any payment required hereby is not made within 15 days of its due date, the Borrower shall be liable for a late payment charge in an amount equal to five (5%) percent of the monthly payment due, except that in no event shall the late payment charge exceed $2,000. The late payment charge shall apply individually to all payments past due, without proration. All such default interest and late payment charges, if any, shall be paid upon demand by the holder hereof.

     Accrued interest on the outstanding principal balance of the indebtedness represented by this Note shall be due and payable on the 1st day of each month, beginning July 1, 1997. The principal balance of the indebtedness represented by this Note, and all accrued and unpaid interest thereon, shall in any event be due and payable on January 1, 1999, unless sooner accelerated by the Bank pursuant to the Loan Agreement. The indebtedness evidenced by this Note may be prepaid, in whole or in part, at any time without penalty or premium.

     All payments hereunder shall be made in lawful money of the United States of America to the Bank at its principal office in Grand Rapids, Michigan, or at such other place as the holder hereof may from time to time specify.

     Upon the occurrence of an Event of Default under the Loan Agreement that has not been cured after notice and within the applicable grace period set forth in the Loan Agreement, the entire principal balance of this Note remaining at that time unmatured, together with all accrued interest thereon, shall, at the election of the holder hereof and without notice of such election and without demand or presentment, become immediately due and payable, anything contained herein or in any other document or instrument to the contrary notwithstanding.

     Neither the failure of the holder hereof promptly to exercise its right to declare the outstanding principal and accrued and unpaid interest and other charges hereunder to be immediately due and payable, nor failure to exercise any other right or remedy the holder may have for default, nor the acceptance by the holder of late or partial payments, nor the failure of the holder to demand strict performance of any obligation of the Borrower hereunder, shall constitute a waiver of any such rights while such default continues, nor a waiver of any such rights in connection with any future default on the part of the Borrower hereunder. Further, acceptance by the holder of partial payments following due acceleration of the indebtedness evidenced hereby shall not constitute a waiver by the holder of the acceleration of such indebtedness or of any other right or remedy otherwise available to the holder in such circumstance.

     The Borrower waives presentment, protest and demand, notice of protest, demand, dishonor and nonpayment of this Note.

     The Borrower agrees to pay all costs incurred by the holder, including without limitation costs of collection and reasonable attorney's fees, in case the principal of this Note or any payment of interest thereon is not paid at the respective due date or maturity thereof, or in case it becomes necessary to protect the security for this Note, whether suit is brought or not, or in case of any other default under this Note.

     Any payment (including prepayments) upon this Note shall be applied first to any expenses, charges or fees then due and payable to the Bank in connection with the indebtedness evidenced hereby or any collateral for such indebtedness, then to any accrued and unpaid interest hereunder, and then to the unpaid principal balance.

     In no event shall the Borrower be required to make any payment hereunder which would violate any applicable law regulating or limiting the rate of interest that the holder of the Note may lawfully charge or collect. In the event any such payment is made by or for the account of the Borrower, such payment shall, to the extent it exceeds the maximum payment that the holder hereof lawfully may charge or collect, be applied toward reduction of the principal balance hereof.

     This Note is secured by a first lien on certain of the Borrower's accounts receivable, machinery, equipment, furniture and fixtures, as set forth in the Loan Agreement and in one or more Security Agreements between the Bank and the Borrower dated June 12, 1997, all of which are incorporated herein by reference.

     This Note shall be governed by and enforced and construed in accordance with the laws of Michigan. The invalidity, illegality or unenforceability of any one or more of the provisions hereof shall not affect the validity, legality or enforceability of the remaining provisions hereof, all of which shall remain in full force and effect.

                                             RIVIERA TOOL COMPANY


                                             By:     /s/ Kenneth K. Rieth
                                                 ----------------------------
                                                 Kenneth K. Rieth, President

      THIS NOTE HAS BEEN EXECUTED AND DELIVERED PURSUANT TO A LOAN AGREEMENT BETWEEN THE BANK AND THE BORROWER. REFERENCE IS MADE TO SUCH LOAN AGREEMENT FOR, AMONG OTHER THINGS, A STATEMENT OF THE OCCURRENCES WHICH MAY CONSTITUTE AN EVENT OF DEFAULT UNDER THIS NOTE.

                          EXHIBIT B TO LOAN AGREEMENT

                       EXISTING EQUIPMENT TERM LOAN NOTE


$3,250,000                                                         June 12, 1997

     For value received, RIVIERA TOOL COMPANY, a Michigan corporation (the "Borrower"), promises to pay to the order of OLD KENT BANK, a Michigan banking corporation (the "Bank"), the principal sum of THREE MILLION TWO HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($3,250,000), or such lesser sum as may have been advanced with respect to the loan evidenced by this Note by the Bank to the Borrower pursuant to a certain Loan Agreement dated June 12, 1997 (such Loan Agreement, together with all amendments, renewals and replacements thereof, if any, is referred to as the "Loan Agreement"), plus interest on the outstanding principal indebtedness evidenced hereby from time to time at a rate per annum which, except during default, is equal to:

     (a) The Prime Rate (as defined in the Loan Agreement) plus 25 basis points from time to time on all principal indebtedness evidenced by this Note; or

     (b) At that fixed rate of interest that is equal to the Five (5)-Year Treasury Rate (as defined in the Loan Agreement) plus 275 basis points, but only if the Borrower has so elected pursuant to Section 4.1(b) of the Loan Agreement.

     Following maturity or acceleration of the indebtedness evidenced by this Note, the interest rate on the entire principal balance of this Note shall be 300 basis points higher than the interest rate otherwise in effect. In addition, if any payment required hereby is not made within 15 days of its due date, the Borrower shall be liable for a late payment charge in an amount equal to five (5%) percent of the monthly payment due, except that in no event shall the late payment charge exceed $2,000. The late payment charge shall apply individually to all payments past due, without proration. All such default interest and late payment charges, if any, shall be paid upon demand by the holder hereof.

     The indebtedness evidenced by this Note, unless sooner prepaid or accelerated as provided in the Loan Agreement, shall be paid in monthly installments of principal in the mount of FIFTY-

FOUR THOUSAND ONE HUNDRED SIXTY-SIX AND 67/100 DOLLARS ($54,166.67) each plus accrued and unpaid interest on the outstanding principal balance of the indebtedness evidenced by this Note. Such payments of principal and interest shall be due and payable on the 19th day of each month, beginning July 19, 1997. The principal balance of the indebtedness represented by this Note, and all accrued and unpaid interest thereon, shall in any event be due and payable on July 19, 2002, unless sooner accelerated by the Bank pursuant to the Loan Agreement.

     The indebtedness evidenced by this Note may be prepaid in whole or in part upon notice and with the prepayment premium provided for in Section 4.6 of the Loan Agreement.

     All payments hereunder shall be made in lawful money of the United States of America to the Bank at its principal office in Grand Rapids, Michigan, or at such other place as the holder hereof may from time to time specify.

     Upon the occurrence of an Event of Default under the Loan Agreement that has not been cured after notice and within the applicable grace period set forth in the Loan Agreement, the entire principal balance of this Note remaining at that time unmatured, together with all accrued interest thereon, shall, at the election of the holder hereof and without notice of such election and without demand or presentment, become immediately due and payable, anything contained herein or in any other document or instrument to the contrary notwithstanding.

     Neither the failure of the holder hereof promptly to exercise its right to declare the outstanding principal and accrued and unpaid interest and other charges hereunder to be immediately due and payable, nor failure to exercise any other right or remedy the holder may have for default, nor the acceptance by the holder of late or partial payments, nor the failure of the holder to demand strict performance of any obligation of the Borrower hereunder, shall constitute a waiver of any such rights while such default continues, nor a waiver of any such rights in connection with any future default on the part of the Borrower hereunder. Further, acceptance by the holder of partial payments following due acceleration of the indebtedness evidenced hereby shall not constitute a waiver by the holder of the acceleration of such indebtedness or of any other right or remedy otherwise available to the holder in such circumstance.

     The Borrower waives presentment, protest and demand, notice of protest, demand, dishonor and nonpayment of this Note.

     The Borrower agrees to pay all costs incurred by the holder, including without limitation costs of collection and reasonable attorney's fees, in case the principal of this Note or any payment of interest thereon is not paid at the respective due date or maturity thereof, or in case it becomes necessary to protect the security for this Note, whether suit is brought or not, or in case of any other default under this Note.

     Any payment (including prepayments) upon this Note shall be applied first to any expenses, charges or fees then due and payable to the Bank in connection with the indebtedness evidenced hereby or any collateral for such indebtedness, then to any accrued and unpaid interest hereunder, and then to the unpaid principal balance.

     In no event shall the Borrower be required to make any payment hereunder which would violate any applicable law regulating or limiting the rate of interest that the holder of the Note may lawfully charge or collect. In the event any such payment is made by or for the account of the Borrower, such payment shall, to the extent it exceeds the maximum payment that the holder hereof lawfully may charge or collect, be applied toward reduction of the principal balance hereof.

     This Note is secured by a first lien on certain of the Borrower's accounts receivable, machinery, equipment, furniture and fixtures, as set forth in the Loan Agreement and in one or more Security Agreements between the Bank and the Borrower dated June 12, 1997, all of which are incorporated herein by reference.

     This Note shall be governed by and enforced and construed in accordance with the laws of Michigan. The invalidity, illegality or unenforceability of any one or more of the provisions hereof shall not affect the validity, legality or enforceability of the remaining provisions hereof, all of which shall remain in full force and effect.


                                          RIVIERA TOOL COMPANY


                                          By:   /s/ Kenneth K. Rieth
                                              ------------------------------
                                               Kenneth K. Rieth, President

      THIS NOTE HAS BEEN EXECUTED AND DELIVERED PURSUANT TO A LOAN AGREEMENT BETWEEN THE BANK AND THE BORROWER. REFERENCE IS MADE TO SUCH LOAN AGREEMENT FOR, AMONG OTHER THINGS, A STATEMENT OF THE OCCURRENCES WHICH MAY CONSTITUTE AN EVENT OF DEFAULT UNDER THIS NOTE.

                          EXHIBIT C TO LOAN AGREEMENT

                NON-REVOLVING EQUIPMENT LINE OF CREDIT LOAN NOTE


$4,000,000                                                        June 12, 1997

     For value received, RIVIERA TOOL COMPANY, a Michigan corporation (the "Borrower"), promises to pay to the order of OLD KENT BANK, a Michigan banking corporation (the "Bank"), the principal sum of FOUR MILLION AND NO/100 DOLLARS ($4,000,000), or such lesser sum as may have been advanced by the Bank to the Borrower with respect to the loan evidenced by this Note pursuant to a certain Loan Agreement dated June 12, 1997 (such Loan Agreement, together with all amendments, renewals and replacements thereof, if any, is referred to as the "Loan Agreement"), plus interest on the outstanding principal indebtedness evidenced hereby from time to time at a rate per annum which, except during default, is equal to:

     (a) The Prime Rate (as defined in the Loan Agreement) plus 25 basis points from time to time on principal indebtedness evidenced by this Note; or

     (b) At that fixed rate of interest that is equal to the Six (6)-Year Treasury Rate (as defined in the Loan Agreement) plus 275 basis points, but only if the Borrower has so elected pursuant to Section 4.1(c) of the Loan Agreement.

     It is anticipated that the Bank will from time to time make advances of the indebtedness evidenced hereby pursuant the Loan Agreement. As to each such advance, the Borrower shall, subject to the Loan Agreement, have the option to elect whether interest is to accrue on the amount of such advance at the rate set forth in clause (a) or clause (b) above.

     Following maturity or acceleration of the indebtedness evidenced by this Note, the interest rate on the entire principal balance of this Note shall be 300 basis points higher than the interest rate otherwise in effect. In addition, if any payment required hereby is not made within 15 days of its due date, the Borrower shall be liable for a late payment charge in an amount equal to five (5%) percent of the monthly payment due, except that in no event shall the late payment charge exceed $2,000. The late payment charge shall apply individually to all payments past due, without proration. All such default interest and late payment charges, if any, shall be paid upon demand by the holder hereof.

     The indebtedness evidenced by this Note shall be paid as follows:

     (a) Accrued interest at the applicable rate on the outstanding principal balance of the indebtedness represented by this Note shall be due and payable on the 1st day of each month, beginning July 1, 1997.

     (b) On the ___ day of the first month following the date upon which the outstanding principal indebtedness evidenced by this Note equals or exceeds $500,000 (the "First Term-Out Election Date"), the Borrower shall have the option to begin making payments of principal in an amount equal to the quotient obtained by dividing the outstanding principal indebtedness evidenced by this Note on the First Term-Out Election Date by seventy-two (72). The monthly principal payment as so determined shall be made simultaneously with and in addition to the interest payment due under clause (a) above. Unless sooner accelerated by the Bank pursuant to the Loan Agreement, all such principal and accrued and unpaid interest thereon shall, in any event, be due and payable on the sixth (6th) anniversary of the First Term-Out Election Date. Promptly after the Borrower notifies the Bank in writing that the Borrower has elected to begin making payments of principal as provided in this clause (b), the Bank shall prepare and the Borrower shall sign an amortization schedule showing the required monthly principal payments resulting from the Borrower's election under this clause (b), which election shall be irrevocable.

     (c) The difference between the aggregate outstanding principal indebtedness evidenced by this Note from time to time and any portion of such indebtedness as to which the Borrower has elected to begin making principal payments is referred as the "Remaining Principal Balance of this Note". The Borrower shall have the option, exercisable six months after the First Term-Out Election Date and at six-month intervals thereafter (each such date is referred to as a "Subsequent Term-Out Election Date"), provided that the Remaining Principal Balance of this Note on the Subsequent Term-Out Election Date equals or exceeds $500,000, to begin making additional payments of principal in an amount equal to the quotient obtained by dividing the Remaining Principal Balance of this Note on the Subsequent Term-Out Election Date in question by seventy-two (72). The monthly principal payment as so determined shall be made simultaneously with and in addition to the interest payment due under clause
(a) and any principal payment due under clause (b) above. Unless sooner accelerated by the Bank pursuant to the Loan Agreement, all such principal and accrued and unpaid interest thereon shall, in any event, be due and payable on the sixth (6th) anniversary of the Subsequent Term-Out Election Date as of which the election was made. Promptly after the Borrower notifies the Bank in writing that the Borrower has elected to begin making payments of principal as provided in this clause (c), the Bank shall prepare and the Borrower shall sign an amortization schedule showing the required monthly principal payments resulting from the Borrower's election under this clause (c), which election shall be irrevocable.

     (d) All principal indebtedness represented by this Note (other than such principal indebtedness as is being repaid on the basis of a written amortization schedule resulting from an election made by the Borrower pursuant to clause (b) or (c) above), and all accrued and unpaid interest thereon shall, in any event, be due and payable on July 1, 2003, unless sooner accelerated by the Bank pursuant to the Loan Agreement.

     The indebtedness evidenced by this Note may be prepaid in whole or in part upon notice and with the prepayment premium provided for in Section 4.6 of the Loan Agreement.

     All payments hereunder shall be made in lawful money of the United States of America to the Bank at its principal office in Grand Rapids, Michigan, or at such other place as the holder hereof may from time to time specify.

     Upon the occurrence of an Event of Default under the Loan Agreement that has not been cured after notice and within the applicable grace period set forth in the Loan Agreement, the entire principal balance of this Note remaining at that time unmatured, together with all accrued interest thereon, shall, at the election of the holder hereof and without notice of such election and without demand or presentment, become immediately due and payable, anything contained herein or in any other document or instrument to the contrary notwithstanding.

     Neither the failure of the holder hereof promptly to exercise its right to declare the outstanding principal and accrued and unpaid interest and other charges hereunder to be immediately due and payable, nor failure to exercise any other right or remedy the holder may have for default, nor the acceptance by the holder of late or partial payments, nor the failure of the holder to demand strict performance of any obligation of the Borrower hereunder, shall constitute a waiver of any such rights while such default continues, nor a waiver of any such rights in connection with any future default on the part of the Borrower hereunder. Further, acceptance by the holder of partial payments following due acceleration of the indebtedness evidenced hereby shall not constitute a waiver by the holder of the acceleration of such indebtedness or of any other right or remedy otherwise available to the holder in such circumstance.

     The Borrower waives presentment, protest and demand, notice of protest, demand, dishonor and nonpayment of this Note.

     The Borrower agrees to pay all costs incurred by the holder, including without limitation costs of collection and reasonable attorney's fees, in case the principal of this Note or any payment of interest thereon is not paid at the respective due date or maturity thereof, or in case it becomes necessary to protect the security for this Note, whether suit is brought or not, or in case of any other default under this Note.

     Any payment (including prepayments) upon this Note shall be applied first to any expenses, charges or fees then due and payable to the Bank in connection with the indebtedness evidenced hereby or any collateral for such indebtedness, then to any accrued and unpaid interest hereunder, and then to the unpaid principal balance.

     In no event shall the Borrower be required to make any payment hereunder which would violate any applicable law regulating or limiting the rate of interest that the holder of the Note may lawfully charge or collect. In the event any such payment is made by or for the account of the Borrower, such payment shall, to the extent it exceeds the maximum payment that the holder hereof lawfully may charge or collect, be applied toward reduction of the principal balance hereof.

     This Note is secured by a first lien on certain of the Borrower's accounts receivable, machinery, equipment, furniture and fixtures, as set forth in the Loan Agreement and in one or more Security Agreements between the Bank and the Borrower dated June 12, 1997, all of which are incorporated herein by reference.

     This Note shall be governed by and enforced and construed in accordance with the laws of Michigan. The invalidity, illegality or unenforceability of any one or more of the provisions hereof shall not affect the validity, legality or enforceability of the remaining provisions hereof, all of which shall remain in full force and effect.

                                             RIVIERA TOOL COMPANY


                                             By:     /s/ Kenneth K. Rieth
                                                ------------------------------
                                                 Kenneth K. Rieth, President

                         EXHIBIT D TO LOAN AGREEMENT


        Exhibit D consists of compliance reports in the forms attached hereto as Schedules A, B and C, respectively, which are to be submitted to the Bank on a weekly basis as required by Section 6.1(c) of the Loan Agreement.

                                  SCHEDULE 2.5

                               PENDING LITIGATION


Riviera Die & Tool Company, Inc., et al v. Durametallic Corporation, et al., Kent County Circuit Court Case No. 94-2809-CZ

                                 SCHEDULE 2.12

                         EMPLOYEE PENSION BENEFIT PLANS

                                SCHEDULE 7.10

         REAL AND PERSONAL PROPERTY OPERATING LEASES


1.       GE Capital Fleet -- Semi-tractor and trailer

2.       Fleet Capital Corp. -- two surface grinders

3.       Forsythe-McArthur -- computer equipment

4.       IBM -- Cadam and Catia software (license and maintenance)

5.       Pitney-Bowes Credit Corp. -- postage meter

6.       AT+T -- telephone equipment lease

7. Greenbrook Limited Partners/Riviera, a Michigan limited partnership and Riviera Die & Tool, Inc. Lease Under Agreement 11/1/88

                        ADDENDUM TO SECURITY AGREEMENT


        The provisions of this Addendum to Security Agreement (this "Addendum") modify, and are a part of, a Security Agreement dated even date herewith (the "Original Security Agreement") between Riviera Tool Company, a Michigan corporation, as Debtor, and Old Kent Bank, a Michigan banking corporation, as Bank.

        The parties agree as follows:

        1. This Addendum is incorporated into and made a part of the Original Security Agreement. If there is any conflict between the Original Security Agreement and this Addendum, this Addendum shall control. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to them in the Original Security Agreement. Each reference to "Security Agreement" or "Agreement" in the Original Security Agreement or this Addendum means the Original Security Agreement, as modified and supplemented hereby.

        2. The indebtedness and obligations now owing or to be owed by Debtor to Bank and secured by the Collateral, include, without limitation, the indebtedness and obligations evidenced by the following agreements, instruments and documents:

        (a)     Loan Agreement dated June 12, 1997, between Riviera and Old
                Kent;

        (b) $10,000,000 Revolving Line of Credit Loan Note dated June 12, 1997, from Riviera to Old Kent;

        (c) $3,250,000 Existing Equipment Term Loan Note dated June 12, 1997, from Riviera to Old Kent;

        (d) $4,000,000 Non-Revolving Equipment Line of Credit Loan Note dated June 12, 1997, from Riviera to Old Kent;

        (e) Security Agreement (Equipment and Fixtures) dated June 12, 1997, from Riviera to Old Kent;

        (f) Security Agreement (Accounts, Contract Rights, Chattel Paper, General Intangibles) dated June 12, 1997, from Riviera to Old Kent;

        (g) Security Agreement (Inventory) dated June 12, 1997, from Riviera to Old Kent;

        (h) UCC-1 Financing Statements relating to the collateral pledged to Old Kent pursuant to the Security Agreements listed above;

        (i) Collateral Assignment of Insurance Policy on the life of Kenneth K. Rieth;

        3. Debtor shall be in default under the Security Agreement immediately upon the occurrence of any Event of Default, as that phrase is defined in the Loan Agreement. Upon any such default, in addition to the remedies contained in the Original Security Agreement, Bank may exercise the remedies contained in the Loan Agreement.


        4. If there is any conflict, or differences in notice, cure, default or permitted lien provisions, between the Security Agreement and the Loan Agreement, the Loan Agreement shall control.

        This Addendum is entered into by the parties on June 12, 1997.


                                        OLD KENT BANK



                                        By: Gilbert A. Segovia
                                           -----------------------------------
                                           Gilbert A. Segovia, Vice President



                                        RIVIERA TOOL COMPANY




                                        By: Kenneth K. Rieth
                                           -----------------------------------
                                           Kenneth K. Rieth, President

                                                  Affiliate #___________________

                              SECURITY AGREEMENT
       (Accounts, Contract Rights, Chattel Paper, General Intangibles)

     The undersigned ("Debtor") hereby grant(s) to OLD KENT BANK, a Michigan banking corporation, of 111 Lyon St., N.W., Grand Rapids, MI 49503
("Bank") a continuing security interest in, and hereby transfers and assigns to Bank, for security, all accounts, contract rights, chattel paper, instruments, and general intangibles, wherever located, now owned and hereafter acquired by Debtor, including, but not limited to, all acccounts receivable, notes and loans receivable, all rights of Debtor to payment for goods sold or leased, or to be sold or leased or for services rendered, or to be rendered, together with all rights, title and interest of Debtor, including the right of stoppage in transit, in and to all goods the sale, delivery, or lease of which by Debtor gave rise to such rights to payment, and all other obligations to and rights of Debtor for the payment of money, and all proceeds thereof, and all books, records and documents at any time evidencing or relating to any of the foregoing, (collectively called "Collateral"). THIS SECURITY INTEREST SECURES PAYMENT AND PERFORMANCE OF ALL INDEBTEDNESS AND OBLIGATIONS NOW AND HEREAFTER OWING BY DEBTOR TO BANK, including all obligations of Debtor under this Agreement, and all indebtedness and obligations now and hereafter owing to Bank that are evidenced by any instruments, documents and agreements listed below that have been executed by another person or persons, including any and all renewals, extensions and modifications thereof (collectively called the "Indebtedness"). The indebtedness and obligations now owing by Debtor to Bank include, BUT ARE NOT NECESSARILY LIMITED TO, the indebtedness and obligations evidenced by any instruments, documents and agreements listed below.

  INSTRUMENT, DOCUMENT            PRINCIPAL AMOUNT         MAKER
     OR AGREEMENT         DATE       (IF ANY)         (IF OTHER THAN DEBTOR)

See Addendum attached
hereto.

     This security interest secures all present and future indebtedness and obligations owing by Debtor to Bank, regardless of whether any such indebtedness or obligation is (a) not listed above, (b) not presently intended or contemplated by Debtor or Bank, (c) indirect, contingent or secondary, (d) unrelated to the Collateral or to any financing of the Collateral by Bank, (e) of a kind or class that is different from any indebtedness or obligation now owing by Debtor to Bank, or (f) evidenced by a note or other document that does not refer to this security interest or this Agreement.

     If Debtor is more than one person, the indebtedness includes all indebtedness and obligations now and hereafter owing to Bank by any one or more of such persons, regardless of whether the remaining person or persons are not liable for such indebtedness and obligations or whether any one or more persons who are not parties to this Agreement are also liable for all or part of such indebtedness and obligations.

     Additional provisions:  See Addendum.
                             ---------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     THE ADDITIONAL PROVISIONS PRINTED ON THE REVERSE SIDE ARE PART OF THIS AGREEMENT AND ARE INCORPORATED IN THIS AGREEMENT BY REFERENCE.

Executed this  12th  day of June, 1997.

OLD KENT BANK                 NONINDIVIDUAL DEBTOR:


                              Riviera Tool Company
                              --------------------------------------

By: Gilbert A. Segovia          A Michigan
   ----------------------       ------------------------------------
   Gilbert A. Segovia                  (State or Organization)

   Its   Vice President         corporation
       ------------------       ------------------------------------
                                        (Type of Entity)

                              By:  Kenneth K. Rieth
                                ------------------------------------

                                Its: President
                                    --------------------------------

                              Taxpayer Ident. No.:   38-2077165
                                    --------------------------------

                              Individual Debtor(s):

                              ---------------  ---------------------
                                                 Social Security No.

              ASSIGNMENT OF LIFE INSURANCE POLICY AS COLLATERAL




A.      The undersigned ("Assignor") assign(s) and transfer(s) to
         OLD KENT BANK                         of     GRAND RAPIDS, MI
    ---------------------------------------,      ------------------------------
    ("Assignee"), as security, Policy No.       U009,869
                                          --------------------------------------
    issued by         PHOENIX MUTUAL LIFE INSURANCE COMPANY         ("Insurer")
             -------------------------------------------------------
    upon the life of KENNETH K. RIETH
                     ----------------------------------------------------- and
    any supplementary contracts issued in connection with the policy (the policy and the supplementary contracts are called the "Policy") and all claims, options, privileges, rights, title and interest in and under the Policy (except as provided in Paragraph C), subject to all the terms and conditions of the Policy and to all superior liens, if any, that the Insurer may have against the Policy.

B. Without detracting from the generality of the foregoing, the following specific rights are included in this Assignment and pass to Assignee:

    1. The sole right to collect from Insurer the net proceeds of the Policy when it becomes a claim by death or maturity;

    2. The sole right to surrender the Policy and receive its surrender value at any time provided by the terms of the Policy and at any other times as Insurer may allow;

    3. The sole right to obtain one or more loans or advances on the Policy, either from Insurer or from other persons, and to pledge or assign the Policy as security for those loans or advances;

    4. The sole right to collect and receive all distributions or shares of surplus, dividend deposits or additions to the Policy now or in the future made or apportioned to it, and to exercise any and all options contained in the Policy with respect to those distributions, shares, deposit; or additions but unless and until Assignee shall notify Insurer in writing to the contrary, the distributions or shares of surplus, dividend deposits and additions shall continue on the plan in force at the time of this Assignment; and

    5. The sole right to exercise all nonforfeiture rights permitted by the terms of the Policy or allowed by Insurer and to receive all benefits and advantages derived from those rights.

C. The following specific rights, so long as the Policy has not been surrendered, are reserved and excluded from this Assignment and do not pass to Assignee:

    1. The right to collect from Insurer any disability benefit payable in cash that does not reduce the amount of insurance;

    2.  The right to designate and change the beneficiary; and

    3. The right to elect any optional mode of settlement permitted by the Policy or allowed by Insurer; but the reservation of these rights shall not impair the right of the Assignee to surrender the Policy completely with all its incidents or any other right of the Assignee under this Assignment, and any designation or change of beneficiary or election of a mode of settlement shall be made subject to this Assignment and to the rights of the Assignee under it.

D. THIS ASSIGNMENT IS MADE AND THE POLICY IS TO BE HELD AS COLLATERAL SECURITY FOR ANY AND ALL INDEBTEDNESS AND OBLIGATIONS NOW OR IN THE FUTURE OWING TO ASSIGNEE BY ASSIGNOR AND FOR ANY AND ALL INDEBTEDNESS AND OBLIGATIONS NOW OR IN THE FUTURE OWING TO ASSIGNEE BY Riviera Tool Company
                                       ----------------------------------------
    ("DEBTOR"), regardless of whether any such indebtedness or obligation is
    (a) not presently intended or contemplated by Assignee, Assignor or Debtor, (b) indirect, contingent or secondary, (c) unrelated to the Policy,
    (d) of a kind or class that is different from any indebtedness or obligation now owing to Assignee by Assignor or Debtor, or (e) evidenced by a note or other document that does not refer to this Assignment (collectively, the "INDEBTEDNESS").

E.  Assignee agrees as follows:

    1. Any balance of sums received under this Assignment from Insurer remaining after payment of the then-existing Indebtedness, matured or unmatured, shall be returned by Assignee to Insurer, which shall pay the balance to the persons who would be entitled to it under the terms of the Policy in this Assignment had not been made;

    2. Assignee will not exercise either the right to surrender the Policy or (except for the purpose of paying premiums) the right to obtain policy loans from Insurer until there has been default in payment of any of the Indebtedness or a failure to pay any premium when due; and

    3. Upon the request of the undersigned owner of the Policy, Assignee will send the Policy to Insurer for endorsement of any designation or change of beneficiary or any election of an optional mode of settlement.

F. Insurer is authorized to recognize the Assignee's claims to rights under this Assignment without investigating the reason for any action taken by Assignee or the validity or the amount of the Indebtedness or the existence of any default in the Indebtedness or the application to be made by Assignee of any amounts to be paid to Assignee. The sole signature of Assignee shall be sufficient for the exercise of any rights under the Policy assigned by this Assignment and the sole receipt of Assignee for any sums received shall be a full discharge and release to Insurer. Checks for all or any part of the sums payable under the Policy and assigned in this Assignment shall be drawn to the exclusive order of Assignee if, when, and in such amounts as Assignee shall request.

G. Assignee shall be under no obligation to pay any premium or the principal of or interest on any loans or advances on the Policy, whether or not obtained by Assignee, or any other charges on the Policy, but any amounts so paid by the Assignee from its own funds shall become a part of the Indebtedness secured by this Assignment, payable by Assignor on demand, together with interest at an annual rate equal to the lesser of (i) five percent (5%) above the rate of interest announced from time to time by Assignee as its "prime" rate of interest, or (ii) the highest rate to which the undersigned could lawfully agree in writing.

H. The exercise of any right, option, privilege or power given in this Assignment to Assignee shall be at the option of Assignee, but (except as restricted by Paragraph E (2) above) Assignee may exercise any such right, option, privilege or power without notice to, or assent by, or affecting the liability of, or releasing any interest assigned in this Assignment by, Assignor.

I. If Paragraph D provides that this Assignment secures indebtedness and obligations owing to Assignee by a third party named in that paragraph ("DEBTOR"), then the Additional Provisions of Assignment set forth on the reverse side are a part of this Assignment and are incorporated in it by reference.

J. Notwithstanding the foregoing, the maximum amount of net proceeds of the Policy that Assignee shall be entitled to receive under this Assignment is 500,000.00. If no amount, zero or the words "No Limit," "None" or similar words are inserted in the blank space in this paragraph,then there is no limit on the amount of net proceeds of the Policy that Assignee may receive under this Assignment.


                                             Kenneth K. Rieth
                                           -------------------------------------
                                           RIVIERA TOOL COMPANY     Policy Owner
Signed as of    June 13, 1997        .     5460 EXECUTIVE PARKWAY
             -----------------------       -------------------------------------

                                           GRAND RAPIDS, MI  49512
                                           -------------------------------------
     [SIG]                                                              Address
--------------------------------------     -------------------------------------
                            Witness                           Policy Beneficiary
     [SIG]                                 -------------------------------------
--------------------------------------
                            Witness        -------------------------------------

                     ADDITIONAL PROVISIONS OF ASSIGNMENT


K. The effectiveness of this Assignment is not subject to the satisfaction of any conditions, including, without limitation, the granting of any other security by any other person, firm, or corporation. Assignee shall not be obligated at any time to make any disclosure to Assignor concerning Debtor's financial condition, assets, liabilities, activities, or operations or the status of the Indebtedness or of any other security for the Indebtedness. This Assignment does not create any obligation or duty of Assignee to grant or continue credit to Debtor or to give notice to or obtain the consent of Assignor before doing so.

L. Assignee in its sole discretion may, without affecting or impairing this Assignment, apply payments or collections received from any source other than the policy to the payment of indebtedness other than the Indebtedness, even though Assignee could have applied those payments to the Indebtedness. Any payments that Assignee receives from Insurer under this Assignment shall be applied to the interest on or principal of the Indebtedness or to other components of the Indebtedness in any manner that Assignee in its sole discretion shall determine.

M. Assignor waives (a) notice of the acceptance of this Assignment; (b) presentment, protest, notice, demand, or action with respect to any default in payment of all or any part of the Indebtedness, and (c) any right to require Assignee to sue Debtor or any other person obligated with respect to all or any part of the Indebtedness or to foreclose or realize upon any security for all or any part of the Indebtedness.

N. The validity and enforceability of this Assignment shall not be impaired or affected by the invalidity or unenforceability of any of the Indebtedness or of any guaranty or other security for it or by any act or omission by Assignee with respect to all or part of the Indebtedness or any agreement relating to the Indebtedness or with respect to any present or future guaranty or other security for all or part of the Indebtedness, including, but not limited to, (a) any extension, modification, renewal, indulgence, or substitution, (b) any failure or omission to enforce any right, power, or remedy, (c) any waiver of any right, power, or remedy or of any default, (d) any release, surrender, compromise, settlement, subordination, or modification, with or without consideration, or (e) any consent by Assignee to any sale or transfer of any security; all whether or not Assignor shall have had notice or knowledge of any act, omission, or circumstance referred to in this paragraph.

O. This Assignment is independent of any other obligations at any time in effect with respect to all or any part of the Indebtedness and may be enforced regardless of the existence, validity, enforcement, or nonenforcement of any such other obligations.

                          INDIVIDUAL ACKNOWLEDGEMENT

    STATE OF ____________)
                         :ss.
    COUNTY OF ___________)

           The Assignment of Life Insurance Policy as Collateral on the reverse side, including the Additional Provisions on this side, was acknowledged before me on ________________, 199____, by _________________.


                                        __________________________________
                                                             Notary Public

                                        _____________ County, ____________

                                        My commission expires ____________


                          ACKNOWLEDGEMENT BY ENTITY


STATE OF Michigan )
                  :ss.
COUNTY OF  Kent   )

        The Assignment of Life Insurance Policy as Collateral on the reverse side, including the Additional Provisions on this side, was acknowledged before me on June 12, 1997, by Kenneth K. Rieth the President of Riviera Tool Company, a Michigan Corporation, on its behalf.
  --------------------
    (type of entity)


                                        Christine L. Killingsworth
                                        ----------------------------------
                                                             Notary Public

                                          Kent County, Michigan

                                        My commission expires Feb. 2, 2002
                                                CHRISTINE L. KILLINGSWORTH
                                                Notary Public, Kent County, MI
                                           My Commission Expires Feb. 2, 2002


            INSURER'S ACKNOWLEDGMENT, CERTIFICATION AND AGREEMENT


        The undersigned Insurer acknowledges having received and filed, at its home office in ____________________________ on _______________, 199__, the
Assignment of Life Insurance Policy as Collateral on the reverse side. Insurer certifies to the Assignee named in the Assignment and agrees that (a) the Policy described in the Assignment is in full force and effect; (b) there are no other assignments of the Policy on file with the Insurer, except in favor of Assignee; and (c) Insurer will not cancel the Policy or permit it to lapse (whether for nonpayment of premiums or otherwise) without giving Assignee at least 30 days' prior written notice and the opportunity to cure any default in premium payments or otherwise.


                                        _______________________________________
                                                   (Name of Insurer)

                                        By ____________________________________
                                                  Authorized Officer

               ASSIGNMENT OF LIFE INSURANCE POLICY AS COLLATERAL

A. The undersigned ["Assignor"] assign(s) and transfer(s) to Old Kent Bank of Grand Rapids, MI ["Assignee"], as security, Policy No. 0011750620 issued by Jackson National Life Insurance Company ["Insurer"] upon the life of Kenneth K. Rieth and any supplementary contracts issued in connection with the policy (the policy and the supplementary contracts are called the "Policy") and all claims, options, privileges, rights, title and interest in and under the Policy (except as provided in Paragraph C), subject to all the terms and conditions of the Policy and to all superior liens, if any, that the Insurer may have against the Policy.

B. Without detracting from the generality of the foregoing, the following specific rights are included in this Assignment and pass to Assignee:
   1. The sole right to collect from Insurer the net proceeds of the Policy when it becomes a claim by death or maturity;
   2. The sole right to surrender the Policy and receive its surrender value at any time provided by the terms of the Policy and at any other times as Insurer may allow:
   3. The sole right to obtain one or more loans or advances on the Policy, either from Insurer or from other persons, and to pledge or assign the Policy as security for those loans or advances;
   4. The sole right to collect and receive all distributions or shares of surplus, dividend deposits or additions to the Policy now or in the future made or apportioned to it, and to exercise any and all options contained in the Policy with respect to those distributions, shares, deposits or additions; but unless and until Assignee shall notify
       Insurer in writing to the contrary, the distributions or shares of surplus, dividend deposits and additions shall continue on the plan in force at the time of this Assignment; and
   5. The sole right to exercise all nonforfeiture rights permitted by the terms of the Policy or allowed by Insurer and to receive all benefits and advantages derived from those rights.

C. The following specific rights, so long as the Policy has not been surrendered, are reserved and excluded from this Assignment and do not pass to Assignee:
   1. The right to collect from Insurer any disability benefit payable in cash that does not reduce the amount of insurance;
   2.  The right to designate and change the beneficiary; and
   3. The right to elect any optional mode of settlement permitted by the Policy or allowed by Insurer; but the reservation of these rights shall not impair the right of the Assignee to surrender the Policy completely with all its incidents or any other right of the Assignee under this Assignment, and any designation or change of beneficiary or election of a mode of settlement shall be made subject to this Assignment and to the rights of the Assignee under it.

D. THIS ASSIGNMENT IS MADE AND THE POLICY IS TO BE HELD AS COLLATERAL SECURITY FOR ANY AND ALL INDEBTEDNESS AND OBLIGATIONS NOW OR IN THE FUTURE OWING TO ASSIGNEE BY ASSIGNOR AND FOR ANY AND ALL INDEBTEDNESS AND OBLIGATIONS NOW OR IN THE FUTURE OWING TO ASSIGNEE BY
    Riviera Tool Company ("DEBTOR"), regardless of whether any such indebtedness or obligation is (a) not presently intended or contemplated by Assignee, Assignor or Debtor, (b) indirect, contingent or secondary, (c) unrelated to the Policy, (d) of a kind or class that is different from any indebtedness or obligation now owing to Assignee by Assignor or Debtor, or (e) evidenced by a note or other document that does not refer to this Assignment (collectively, the "INDEBTEDNESS").

E.  Assignee agrees as follows:
    1. Any balance of sums received under this Assignment from Insurer remaining after payment of the then-existing Indebtedness, matured or unmatured, shall be returned by Assignee to Insurer, which shall pay the balance to the persons who would be entitled to it under the terms of the Policy in this Assignment had not been made;
    2. Assignee will not exercise either the right to surrender the Policy or (except for the purpose of paying premiums) the right to obtain policy loans from Insurer until there has been default in payment of any of the Indebtedness or a failure to pay any premium when due; and
    3. Upon the request of the undersigned owner of the Policy, Assignee will send the Policy to Insurer for endorsement of any designation or change of beneficiary or any election of an optional mode of settlement.

F. Insurer is authorized to recognize the Assignee's claims to rights under this Assignment without investigating the reason for any action taken by Assignee or the validity or the amount of the Indebtedness or the existence of any default in the Indebtedness or the application to be made by Assignee of any amounts to be paid to Assignee. The sole signature of Assignee shall be sufficient for the exercise of any rights under the Policy assigned by this Assignment and the sole receipt of Assignee for any sums received shall be a full discharge and release to Insurer. Checks for all or any part of the sums payable under the Policy and assigned in this Assignment shall be drawn to the exclusive order of Assignee if, when, and in such amounts as Assignee shall request.

G. Assignee shall be under no obligation to pay any premium or the principal of or interest on any loans or advances on the Policy, whether or not obtained by Assignee, or any other charges on the Policy, but any amounts so paid by the Assignee from its own funds shall become a part of the Indebtedness secured by this Assignment, payable by Assignor on demand, together with interest at an annual rate equal to the lesser of (i) five percent (5%) above the rate of interest announced from time to time by Assignee as its "prime" rate of interest, or (iii) the highest rate to which the undersigned could lawfully agree in writing.

H. The exercise of any right, option, privilege or power given in this Assignment to Assignee shall be at the option of Assignee, but (except as restricted by Paragraph E (2) above) Assignee may exercise any such right, option, privilege or power without notice to, or assent by, or affecting the liability of, or releasing any interest assigned in this Assignment by, Assignor.

I. If Paragraph D provides that this Assignment secures indebtedness and obligations owing to Assignee by a third party named in that paragraph ("DEBTOR"), then the Additional Provisions of Assignment set forth on the reverse side are a part of this Assignment and are incorporated in it by reference.

J. Notwithstanding the foregoing, the maximum amount of net proceeds of the Policy that Assignee shall be entitled to receive under this Assignment is 1,000,000.00. If no amount, zero or the words "No Limit," "None" or similar words are inserted in the blank space in this paragraph, then there is no limit on the amount of net proceeds of the Policy that Assignee may receive under this Assignment.


                                            Kenneth K. Rieth
                                            ------------------------------------
                                            RIVIERA TOOL COMPANY    Policy Owner
    Signed as of June 12,                   5460 EXECUTIVE PARKWAY
                --------------              ------------------------------------

                                            GRAND RAPIDS, MI 49512
                                            ------------------------------------
       [SIG]                                                             Address
    -----------------------------------
                                Witness     ------------------------------------
                                                             Policy Beneficiary
       [SIG]
    -----------------------------------     ------------------------------------
                                Witness

                                            ------------------------------------

                     ADDITIONAL PROVISIONS OF ASSIGNMENT




K. The effectiveness of this Assignment is not subject to the satisfaction of any conditions, including, without limitation, the granting of any other security by any other person, firm, or corporation. Assignee shall not be obligated at any time to make any disclosure to Assignor concerning Debtor's financial condition, assets, liabilities, activities, or operations or the status of the Indebtedness or of any other security for the Indebtedness. This Assignment does not create any obligation or duty of Assignee to grant or continue credit to Debtor or to give notice to or obtain the consent of Assignor before doing so.

L. Assignee in its sole discretion may, without affecting or impairing this Assignment, apply payments or collections received from any source other than the policy to the payment of indebtedness other than the Indebtedness, even though Assignee could have applied those payments to the Indebtedness. Any payments that Assignee receives from Insurer under this Assignment shall be applied to the interest on or principal of the Indebtedness or to other components of the Indebtedness in any manner that Assignee in its sole discretion shall determine.

M. Assignor waives (a) notice of the acceptance of this Assignment, (b) presentment, protest, notice, demand, or action with respect to any default in payment of all or any part of the Indebtedness, and (c) any right to require Assignee to sue Debtor or any other person obligated with respect to all or any part of the Indebtedness or to foreclose or realize upon any security for all or any part of the Indebtedness.

N. The validity and enforceability of this Assignment shall not be impaired or affected by the invalidity or unenforceability of any of the Indebtedness or of any guaranty or other security for it or by any act or omission by Assignee with respect to all or part of the Indebtedness or any agreement relating to the Indebtedness or with respect to any present or future guaranty or other security for all or part of the Indebtedness, including, but not limited to, (a) any extension, modification, renewal, indulgence, or substitution, (b) any failure or omission to enforce any right, power, or remedy, (c) any waiver of any right, power, or remedy or of any default, (d) any release, surrender, compromise, settlement, subordination, or modification, with or without consideration, or (e) any consent by Assignee to any sale or transfer of any security; all whether or not Assignor shall have had notice or knowledge of any act, omission, or circumstance referred to in this paragraph.

O. This Assignment is independent of any other obligations at any time in effect with respect to all or any part of the Indebtedness and may be enforced regardless of the existence, validity, enforcement, or nonenforcement of any such other obligations.

                           INDIVIDUAL ACKNOWLEDGEMENT


STATE OF ____________________)
                             :ss.
COUNTY OF ___________________)

     The Assignment of Life Insurance Policy as Collateral on the reverse side, including the Additional Provisions on this side, was acknowledged before me on _______________________, 199_____, by ________________________________.


                              ______________________________________
                                                  Notary Public

                              ______________  County,_______________


                              My commission expires ________________


                           ACKNOWLEDGEMENT BY ENTITY

STATE OF MICHIGAN )
                  :ss.
COUNTY OF KENT    )


     The Assignment of Life Insurance Policy as Collateral on the reverse side, including the Additional Provisions on this side, was acknowledged before me on June 12, 1997, by Kenneth K. Rieth the President of Riviera Tool Company a Michigan Corporation, on its behalf.
          --------------------
            (type of entity)
                                        Christine L. Killingsworth
                                        -----------------------------------
                                                        Notary Public

                                        Kent County, Michigan

                                        My commission expires Feb. 2, 2002


                                          CHRISTINE L. KILLINGSWORTH
                                        Notary Public, Kent County, MI
                                      My Commission Expires Feb. 2, 2002

            INSURER'S ACKNOWLEDGEMENT, CERTIFICATION AND AGREEMENT

     The undersigned insurer acknowledges having received and filed, at its home office in ___________________________ on ______________, 199_____, the
Assignment of Life Insurance Policy as Collateral on the reverse side. Insurer certifies to the Assignee named in the Assignment and agrees that (a) the Policy described in the Assignment is in full force and effect; (b) there are no other assignments of the Policy on file with the Insurer, except in favor of Assignee; and (c) Insurer will not cancel the Policy or permit it to lapse (whether for nonpayment of premiums or otherwise) without giving Assignee at least 30 days' prior written notice and the opportunity to cure any default in premium payments or otherwise.

                                _____________________________________
                                        (Name of Insurer)

                                By___________________________________
                                        Authorized Officer